2017 Annual Report

RiverSource® Innovations Variable Annuity

45282 CD (4/18)	Issued by: RiverSource Life Insurance Co. of New York

Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK AND

CONTRACT OWNERS OF RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the divisions of RiverSource of New York Variable Annuity Account 2, as indicated in Note 1, offered through RiverSource® Innovations Variable Annuity sponsored by RiverSource Life Insurance Co. of New York, as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York. Our responsibility is to express an opinion on the divisions’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the divisions in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2018

We have served as the auditor of one or more investment companies in the Separate Accounts of both RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York since 2010.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	1

Statements of Assets and Liabilities

Dec. 31, 2017	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Disciplined Core, Cl 3
Assets
Investments, at fair value(1),(2)	$151,476	$39,127	$129,333	$10,058	$320,928
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	158	34	125	11	345
Total assets	151,634	39,161	129,458	10,069	321,273

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	140	29	110	10	307
Administrative charge	18	5	15	1	38
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	158	34	125	11	345
Net assets applicable to contracts in accumulation period	150,199	37,104	126,087	8,604	318,737
Net assets applicable to seed money	1,277	2,023	3,246	1,454	2,191
Total net assets	$151,476	$39,127	$129,333	$10,058	$320,928
(1) Investment shares	12,914	1,338	3,933	187	6,664
(2) Investments, at cost	$138,650	$20,002	$87,932	$5,369	$152,549

Dec. 31, 2017 (continued)	Col VP Divd Opp, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$1,016,990	$204,770	$475,275	$26,904	$1,060,451
Dividends receivable	—	4	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	1,163	251	486	24	1,082
Total assets	1,018,153	205,025	475,761	26,928	1,061,533

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	1,027	227	429	21	956
Administrative charge	122	24	57	3	126
Contract terminations	14	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	1,163	251	486	24	1,082
Net assets applicable to contracts in accumulation period	1,016,293	178,145	469,451	24,261	1,059,141
Net assets applicable to seed money	697	26,629	5,824	2,643	1,310
Total net assets	$1,016,990	$204,774	$475,275	$26,904	$1,060,451
(1) Investment shares	40,598	204,770	45,832	1,619	51,553
(2) Investments, at cost	$572,323	$204,682	$480,571	$10,474	$405,985

See accompanying notes to financial statements.

2	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
Assets
Investments, at fair value(1),(2)	$571,362	$5,632,674	$424,224	$1,423,362	$148,249
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	4	—	—	—
Receivable for share redemptions	640	6,080	557	1,553	180
Total assets	572,002	5,638,758	424,781	1,424,915	148,429

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	572	5,395	504	1,375	159
Administrative charge	68	685	53	172	21
Contract terminations	—	—	—	6	—
Payable for investments purchased	—	4	—	—	—
Total liabilities	640	6,084	557	1,553	180
Net assets applicable to contracts in accumulation period	564,645	5,631,126	421,748	1,421,949	146,923
Net assets applicable to seed money	6,717	1,548	2,476	1,413	1,326
Total net assets	$571,362	$5,632,674	$424,224	$1,423,362	$148,249
(1) Investment shares	55,204	152,029	5,822	37,665	6,542
(2) Investments, at cost	$564,919	$4,229,697	$205,257	$1,104,960	$113,182

Dec. 31, 2017 (continued)	Frank Global Real Est, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	Invesco VI Core Eq, Ser II
Assets
Investments, at fair value(1),(2)	$47,990	$1,204,879	$242,829	$1,232,256	$5,863
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	51	1,334	229	1,259	6
Total assets	48,041	1,206,213	243,058	1,233,515	5,869

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	45	1,184	200	1,112	5
Administrative charge	6	150	29	147	1
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	51	1,334	229	1,259	6
Net assets applicable to contracts in accumulation period	47,492	1,204,318	242,483	1,231,189	4,618
Net assets applicable to seed money	498	561	346	1,067	1,245
Total net assets	$47,990	$1,204,879	$242,829	$1,232,256	$5,863
(1) Investment shares	2,905	59,179	12,264	69,111	162
(2) Investments, at cost	$55,022	$1,014,432	$203,763	$1,297,715	$4,390

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	3

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Invesco VI Mid Cap Gro, Ser II	Invesco VI Val Opp, Ser II	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl
Assets
Investments, at fair value(1),(2)	$88,068	$150,746	$126,852	$131,847	$1,618,623
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	83	152	111	139	1,732
Total assets	88,151	150,898	126,963	131,986	1,620,355

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	73	134	96	122	1,535
Administrative charge	10	18	15	17	197
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	83	152	111	139	1,732
Net assets applicable to contracts in accumulation period	85,929	149,871	125,689	129,841	1,617,091
Net assets applicable to seed money	2,139	875	1,163	2,006	1,532
Total net assets	$88,068	$150,746	$126,852	$131,847	$1,618,623
(1) Investment shares	15,925	19,940	6,902	7,100	66,665
(2) Investments, at cost	$67,472	$143,540	$119,322	$102,658	$1,351,222

Dec. 31, 2017 (continued)	MFS Utilities, Serv Cl	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv
Assets
Investments, at fair value(1),(2)	$42,768	$2,290,429	$498,385	$1,688,065	$1,094,498
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	26	—
Receivable for share redemptions	41	2,412	460	1,800	1,178
Total assets	42,809	2,292,841	498,845	1,689,891	1,095,676

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	36	2,130	401	1,597	1,048
Administrative charge	5	274	59	203	130
Contract terminations	—	8	—	—	—
Payable for investments purchased	—	—	—	26	—
Total liabilities	41	2,412	460	1,826	1,178
Net assets applicable to contracts in accumulation period	39,822	2,287,893	495,066	1,687,398	1,092,612
Net assets applicable to seed money	2,946	2,536	3,319	667	1,886
Total net assets	$42,768	$2,290,429	$498,385	$1,688,065	$1,094,498
(1) Investment shares	1,476	41,728	10,631	320,316	43,057
(2) Investments, at cost	$34,467	$1,730,210	$330,166	$1,680,259	$775,368

See accompanying notes to financial statements.

4	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Put VT Eq Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Research, Cl IB	Put VT Sus Leaders, Cl IB	Temp Foreign, Cl 2
Assets
Investments, at fair value(1),(2)	$221,356	$13,063	$1,208	$6,331	$149,060
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life of NY for contract purchase payments	—	—	—	—	—
Receivable for share redemptions	245	13	1	7	149
Total assets	221,601	13,076	1,209	6,338	149,209

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee	219	12	1	6	131
Administrative charge	26	1	—	1	18
Contract terminations	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—
Total liabilities	245	13	1	7	149
Net assets applicable to contracts in accumulation period	220,686	11,813	—	4,109	148,859
Net assets applicable to seed money	670	1,250	1,208	2,222	201
Total net assets	$221,356	$13,063	$1,208	$6,331	$149,060
(1) Investment shares	8,294	857	45	163	9,635
(2) Investments, at cost	$193,577	$11,519	$493	$3,442	$133,171

Dec. 31, 2017 (continued)					VP Ptnrs Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)					$467,493
Dividends receivable					—
Accounts receivable from RiverSource Life of NY for contract purchase payments					17
Receivable for share redemptions					532
Total assets					468,042

Liabilities
Payable to RiverSource Life of NY for:
Mortality and expense risk fee					476
Administrative charge					56
Contract terminations					—
Payable for investments purchased					17
Total liabilities					549
Net assets applicable to contracts in accumulation period					466,427
Net assets applicable to seed money					1,066
Total net assets					$467,493
(1) Investment shares					16,859
(2) Investments, at cost					$265,510

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	5

Statements of Operations

Year ended Dec. 31, 2017	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Disciplined Core, Cl 3
Investment income
Dividend income	$2,600	$99	$1,509	$—	$—
Variable account expenses	1,922	396	1,454	130	3,982
Investment income (loss) — net	678	(297)	55	(130)	(3,982)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	13,133	24,830	5,017	830	18,744
Cost of investments sold	12,886	16,052	3,488	448	10,082
Net realized gain (loss) on sales of investments	247	8,778	1,529	382	8,662
Distributions from capital gains	1,183	—	10,455	545	—
Net change in unrealized appreciation or depreciation of investments	17,009	3,061	7,166	1,618	55,337
Net gain (loss) on investments	18,439	11,839	19,150	2,545	63,999
Net increase (decrease) in net assets resulting from operations	$19,117	$11,542	$19,205	$2,415	$60,017

Year ended Dec. 31, 2017 (continued)	Col VP Divd Opp, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$—	$615	$12,511	$—	$—
Variable account expenses	14,173	3,232	6,124	282	13,359
Investment income (loss) — net	(14,173)	(2,617)	6,387	(282)	(13,359)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	183,138	20,017	60,998	2,410	131,331
Cost of investments sold	108,099	20,004	61,073	1,021	57,042
Net realized gain (loss) on sales of investments	75,039	13	(75)	1,389	74,289
Distributions from capital gains	—	—	3,956	—	—
Net change in unrealized appreciation or depreciation of investments	60,677	(12)	1,135	4,799	124,261
Net gain (loss) on investments	135,716	1	5,016	6,188	198,550
Net increase (decrease) in net assets resulting from operations	$121,543	$(2,616)	$11,403	$5,906	$185,191

Year ended Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
Investment income
Dividend income	$19,113	$43,108	$378	$6,951	$2,043
Variable account expenses	9,245	74,118	7,184	19,613	2,223
Investment income (loss) — net	9,868	(31,010)	(6,806)	(12,662)	(180)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	159,772	724,424	108,087	296,496	63,599
Cost of investments sold	159,042	557,422	54,591	252,524	49,944
Net realized gain (loss) on sales of investments	730	167,002	53,496	43,972	13,655
Distributions from capital gains	463	296,952	33,108	66,613	159
Net change in unrealized appreciation or depreciation of investments	1,567	568,597	49,130	148,734	29,416
Net gain (loss) on investments	2,760	1,032,551	135,734	259,319	43,230
Net increase (decrease) in net assets resulting from operations	$12,628	$1,001,541	$128,928	$246,657	$43,050

See accompanying notes to financial statements.

6	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Frank Global Real Est, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	Invesco VI Core Eq, Ser II
Investment income
Dividend income	$1,441	$27,974	$1,113	$—	$46
Variable account expenses	649	17,491	2,676	15,505	68
Investment income (loss) — net	792	10,483	(1,563)	(15,505)	(22)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	42,540	248,119	71,681	123,462	352
Cost of investments sold	43,270	206,462	59,288	140,902	267
Net realized gain (loss) on sales of investments	(730)	41,657	12,393	(17,440)	85
Distributions from capital gains	—	50,730	15,227	119,824	298
Net change in unrealized appreciation or depreciation of investments	4,306	(16,837)	(4,461)	125,029	249
Net gain (loss) on investments	3,576	75,550	23,159	227,413	632
Net increase (decrease) in net assets resulting from operations	$4,368	$86,033	$21,596	$211,908	$610

Year ended Dec. 31, 2017 (continued)	Invesco VI Mid Cap Gro, Ser II	Invesco VI Val Opp, Ser II	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl
Investment income
Dividend income	$—	$22	$494	$—	$35,908
Variable account expenses	974	1,801	1,283	2,018	21,886
Investment income (loss) — net	(974)	(1,779)	(789)	(2,018)	14,022

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,577	16,038	4,004	85,752	326,955
Cost of investments sold	1,234	17,146	3,914	72,176	277,492
Net realized gain (loss) on sales of investments	343	(1,108)	90	13,576	49,463
Distributions from capital gains	5,293	—	6,167	3,421	46,094
Net change in unrealized appreciation or depreciation of investments	10,543	23,940	21,764	21,613	58,469
Net gain (loss) on investments	16,179	22,832	28,021	38,610	154,026
Net increase (decrease) in net assets resulting from operations	$15,205	$21,053	$27,232	$36,592	$168,048

Year ended Dec. 31, 2017 (continued)	MFS Utilities, Serv Cl	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv
Investment income
Dividend income	$1,738	$211	$3,150	$33,153	$6,872
Variable account expenses	821	30,068	5,123	22,390	14,607
Investment income (loss) — net	917	(29,857)	(1,973)	10,763	(7,735)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	61,809	450,743	17,923	183,241	115,943
Cost of investments sold	52,105	360,727	12,781	184,738	87,680
Net realized gain (loss) on sales of investments	9,704	90,016	5,142	(1,497)	28,263
Distributions from capital gains	—	209,837	—	—	57,309
Net change in unrealized appreciation or depreciation of investments	(1,534)	228,864	124,410	67,297	45,268
Net gain (loss) on investments	8,170	528,717	129,552	65,800	130,840
Net increase (decrease) in net assets resulting from operations	$9,087	$498,860	$127,579	$76,563	$123,105

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	7

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Put VT Eq Inc, Cl IB(1)	Put VT Intl Eq, Cl IB	Put VT Research, Cl IB	Put VT Sus Leaders, Cl IB	Temp Foreign, Cl 2
Investment income
Dividend income	$—	$261	$7	$35	$3,623
Variable account expenses	1,856	155	9	76	1,888
Investment income (loss) — net	(1,856)	106	(2)	(41)	1,735

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,141	313	16	89	60,308
Cost of investments sold	6,742	305	7	52	57,585
Net realized gain (loss) on sales of investments	399	8	9	37	2,723
Distributions from capital gains	—	—	—	392	—
Net change in unrealized appreciation or depreciation of investments	27,779	2,514	214	981	18,413
Net gain (loss) on investments	28,178	2,522	223	1,410	21,136
Net increase (decrease) in net assets resulting from operations	$26,322	$2,628	$221	$1,369	$22,871

(1) For the period May 12, 2017 (commencement of operations) to Dec. 31, 2017.

Year ended Dec. 31, 2017 (continued)					VP Ptnrs Sm Cap Val, Cl 3
Investment income
Dividend income					$—
Variable account expenses					6,869
Investment income (loss) — net					(6,869)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales					94,711
Cost of investments sold					54,902
Net realized gain (loss) on sales of investments					39,809
Distributions from capital gains					—
Net change in unrealized appreciation or depreciation of investments					(7,368)
Net gain (loss) on investments					32,441
Net increase (decrease) in net assets resulting from operations					$25,572

See accompanying notes to financial statements.

8	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$678	$(297)	$55	$(130)	$(3,982)
Net realized gain (loss) on sales of investments	247	8,778	1,529	382	8,662
Distributions from capital gains	1,183	—	10,455	545	—
Net change in unrealized appreciation or depreciation of investments	17,009	3,061	7,166	1,618	55,337
Net increase (decrease) in net assets resulting from operations	19,117	11,542	19,205	2,415	60,017

Contract transactions
Contract purchase payments	—	—	—	—	144
Net transfers(1)	(10,252)	(24,029)	(1,005)	(440)	(4,655)
Contract terminations:
Surrender benefits and contract charges	(126)	(405)	(2,016)	(260)	(9,965)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(10,378)	(24,434)	(3,021)	(700)	(14,476)
Net assets at beginning of year	142,737	52,019	113,149	8,343	275,387
Net assets at end of year	$151,476	$39,127	$129,333	$10,058	$320,928

Accumulation unit activity
Units outstanding at beginning of year	96,266	26,840	39,820	2,671	147,725
Contract purchase payments	—	—	—	—	—
Net transfers(1)	(6,727)	(12,045)	(323)	(136)	(2,303)
Contract terminations:
Surrender benefits and contract charges	(82)	(201)	(679)	(85)	(5,024)
Death benefits	—	—	—	—	—
Units outstanding at end of year	89,457	14,594	38,818	2,450	140,398

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	9

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Divd Opp, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$(14,173)	$(2,617)	$6,387	$(282)	$(13,359)
Net realized gain (loss) on sales of investments	75,039	13	(75)	1,389	74,289
Distributions from capital gains	—	—	3,956	—	—
Net change in unrealized appreciation or depreciation of investments	60,677	(12)	1,135	4,799	124,261
Net increase (decrease) in net assets resulting from operations	121,543	(2,616)	11,403	5,906	185,191

Contract transactions
Contract purchase payments	101	240	—	—	63
Net transfers(1)	31,584	1,134	(5,438)	(1,609)	(6,296)
Contract terminations:
Surrender benefits and contract charges	(121,205)	(16,972)	(33,152)	(171)	(77,385)
Death benefits	(43,382)	—	—	—	(34,147)
Increase (decrease) from contract transactions	(132,902)	(15,598)	(38,590)	(1,780)	(117,765)
Net assets at beginning of year	1,028,349	222,988	502,462	22,778	993,025
Net assets at end of year	$1,016,990	$204,774	$475,275	$26,904	$1,060,451

Accumulation unit activity
Units outstanding at beginning of year	453,737	205,580	338,820	8,328	359,797
Contract purchase payments	—	—	—	—	—
Net transfers(1)	14,249	1,153	(3,512)	(545)	(1,979)
Contract terminations:
Surrender benefits and contract charges	(49,826)	(18,514)	(22,170)	(63)	(30,861)
Death benefits	(12,705)	—	—	—	(11,098)
Units outstanding at end of year	405,455	188,219	313,138	7,720	315,859

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

10	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
Operations
Investment income (loss) — net	$9,868	$(31,010)	$(6,806)	$(12,662)	$(180)
Net realized gain (loss) on sales of investments	730	167,002	53,496	43,972	13,655
Distributions from capital gains	463	296,952	33,108	66,613	159
Net change in unrealized appreciation or depreciation of investments	1,567	568,597	49,130	148,734	29,416
Net increase (decrease) in net assets resulting from operations	12,628	1,001,541	128,928	246,657	43,050

Contract transactions
Contract purchase payments	9,805	23,441	—	—	749
Net transfers(1)	6,952	(117,257)	(959)	9,573	(2,567)
Contract terminations:
Surrender benefits and contract charges	(142,176)	(499,717)	(99,944)	(262,311)	(55,681)
Death benefits	(8,874)	(13,108)	—	(1,004)	(1,219)
Increase (decrease) from contract transactions	(134,293)	(606,641)	(100,903)	(253,742)	(58,718)
Net assets at beginning of year	693,027	5,237,774	396,199	1,430,447	163,917
Net assets at end of year	$571,362	$5,632,674	$424,224	$1,423,362	$148,249

Accumulation unit activity
Units outstanding at beginning of year	633,639	1,876,762	153,077	389,467	78,616
Contract purchase payments	6,827	9,785	—	—	253
Net transfers(1)	6,262	(37,112)	(293)	1,587	(1,140)
Contract terminations:
Surrender benefits and contract charges	(128,353)	(154,329)	(28,719)	(75,982)	(20,263)
Death benefits	(7,786)	(3,562)	—	(206)	(406)
Units outstanding at end of year	510,589	1,691,544	124,065	314,866	57,060

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	11

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Frank Global Real Est, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	Invesco VI Core Eq, Ser II
Operations
Investment income (loss) — net	$792	$10,483	$(1,563)	$(15,505)	$(22)
Net realized gain (loss) on sales of investments	(730)	41,657	12,393	(17,440)	85
Distributions from capital gains	—	50,730	15,227	119,824	298
Net change in unrealized appreciation or depreciation of investments	4,306	(16,837)	(4,461)	125,029	249
Net increase (decrease) in net assets resulting from operations	4,368	86,033	21,596	211,908	610

Contract transactions
Contract purchase payments	80	3,089	75	—	—
Net transfers(1)	(37,669)	2,470	(39,816)	14,455	4
Contract terminations:
Surrender benefits and contract charges	(2,453)	(228,971)	(7,194)	(101,781)	(284)
Death benefits	—	(864)	—	—	—
Increase (decrease) from contract transactions	(40,042)	(224,276)	(46,935)	(87,326)	(280)
Net assets at beginning of year	83,664	1,343,122	268,168	1,107,674	5,533
Net assets at end of year	$47,990	$1,204,879	$242,829	$1,232,256	$5,863

Accumulation unit activity
Units outstanding at beginning of year	42,311	544,327	65,672	378,209	2,661
Contract purchase payments	—	1,161	—	—	—
Net transfers(1)	(18,824)	1,011	(9,483)	4,340	—
Contract terminations:
Surrender benefits and contract charges	(1,213)	(88,013)	(1,741)	(31,683)	(167)
Death benefits	—	(319)	—	—	—
Units outstanding at end of year	22,274	458,167	54,448	350,866	2,494

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

12	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Invesco VI Mid Cap Gro, Ser II	Invesco VI Val Opp, Ser II	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl
Operations
Investment income (loss) — net	$(974)	$(1,779)	$(789)	$(2,018)	$14,022
Net realized gain (loss) on sales of investments	343	(1,108)	90	13,576	49,463
Distributions from capital gains	5,293	—	6,167	3,421	46,094
Net change in unrealized appreciation or depreciation of investments	10,543	23,940	21,764	21,613	58,469
Net increase (decrease) in net assets resulting from operations	15,205	21,053	27,232	36,592	168,048

Contract transactions
Contract purchase payments	—	—	—	—	7,740
Net transfers(1)	(10)	(5,623)	(2)	(2,388)	23,400
Contract terminations:
Surrender benefits and contract charges	(592)	(6,086)	(2,719)	(81,344)	(209,228)
Death benefits	—	—	—	—	(69,559)
Increase (decrease) from contract transactions	(602)	(11,709)	(2,721)	(83,732)	(247,647)
Net assets at beginning of year	73,465	141,402	102,341	178,987	1,698,222
Net assets at end of year	$88,068	$150,746	$126,852	$131,847	$1,618,623

Accumulation unit activity
Units outstanding at beginning of year	51,553	77,261	99,321	56,904	826,417
Contract purchase payments	—	—	—	—	3,559
Net transfers(1)	—	(3,204)	—	(680)	10,215
Contract terminations:
Surrender benefits and contract charges	(362)	(3,263)	(2,181)	(22,980)	(94,393)
Death benefits	—	—	—	—	(32,920)
Units outstanding at end of year	51,191	70,794	97,140	33,244	712,878

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	13

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	MFS Utilities, Serv Cl	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv
Operations
Investment income (loss) — net	$917	$(29,857)	$(1,973)	$10,763	$(7,735)
Net realized gain (loss) on sales of investments	9,704	90,016	5,142	(1,497)	28,263
Distributions from capital gains	—	209,837	—	—	57,309
Net change in unrealized appreciation or depreciation of investments	(1,534)	228,864	124,410	67,297	45,268
Net increase (decrease) in net assets resulting from operations	9,087	498,860	127,579	76,563	123,105

Contract transactions
Contract purchase payments	125	—	—	9,951	7,624
Net transfers(1)	(27,085)	(153,255)	13,682	11,230	(7,407)
Contract terminations:
Surrender benefits and contract charges	(33,173)	(260,850)	(5,957)	(89,759)	(52,344)
Death benefits	—	(3,361)	—	(15,837)	(40,749)
Increase (decrease) from contract transactions	(60,133)	(417,466)	7,725	(84,415)	(92,876)
Net assets at beginning of year	93,814	2,209,035	363,081	1,695,917	1,064,269
Net assets at end of year	$42,768	$2,290,429	$498,385	$1,688,065	$1,094,498

Accumulation unit activity
Units outstanding at beginning of year	25,948	1,031,320	122,235	1,004,255	313,092
Contract purchase payments	—	—	—	5,442	3,137
Net transfers(1)	(6,227)	(63,155)	3,554	9,239	(1,857)
Contract terminations:
Surrender benefits and contract charges	(11,330)	(112,623)	(1,472)	(50,593)	(19,158)
Death benefits	—	(1,191)	—	(8,791)	(10,184)
Units outstanding at end of year	8,391	854,351	124,317	959,552	285,030

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

14	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Put VT Eq Inc, Cl IB(2)	Put VT Intl Eq, Cl IB	Put VT Research, Cl IB	Put VT Sus Leaders, Cl IB	Temp Foreign, Cl 2
Operations
Investment income (loss) — net	$(1,856)	$106	$(2)	$(41)	$1,735
Net realized gain (loss) on sales of investments	399	8	9	37	2,723
Distributions from capital gains	—	—	—	392	—
Net change in unrealized appreciation or depreciation of investments	27,779	2,514	214	981	18,413
Net increase (decrease) in net assets resulting from operations	26,322	2,628	221	1,369	22,871

Contract transactions
Contract purchase payments	600	—	—	—	—
Net transfers(1)	197,641	(4)	(6)	(4)	(43,458)
Contract terminations:
Surrender benefits and contract charges	(3,207)	(149)	—	(6)	(13,861)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	195,034	(153)	(6)	(10)	(57,319)
Net assets at beginning of year	—	10,588	993	4,972	183,508
Net assets at end of year	$221,356	$13,063	$1,208	$6,331	$149,060

Accumulation unit activity
Units outstanding at beginning of year	—	5,025	—	1,687	79,818
Contract purchase payments	—	—	—	—	—
Net transfers(1)	199,706	—	—	—	(17,857)
Contract terminations:
Surrender benefits and contract charges	(3,034)	(69)	—	(2)	(5,558)
Death benefits	—	—	—	—	—
Units outstanding at end of year	196,672	4,956	—	1,685	56,403

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

(2)	For the period May 12, 2017 (commencement of operations) to Dec. 31, 2017.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	15

Statement of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(6,869)
Net realized gain (loss) on sales of investments	39,809
Distributions from capital gains	—
Net change in unrealized appreciation or depreciation of investments	(7,368)
Net increase (decrease) in net assets resulting from operations	25,572

Contract transactions
Contract purchase payments	111
Net transfers(1)	23,398
Contract terminations:
Surrender benefits and contract charges	(69,168)
Death benefits	(1,991)
Increase (decrease) from contract transactions	(47,650)
Net assets at beginning of year	489,571
Net assets at end of year	$467,493

Accumulation unit activity
Units outstanding at beginning of year	205,872
Contract purchase payments	—
Net transfers(1)	9,692
Contract terminations:
Surrender benefits and contract charges	(32,507)
Death benefits	(522)
Units outstanding at end of year	182,535

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

16	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$716	$(559)	$(436)	$(114)	$(3,522)
Net realized gain (loss) on sales of investments	(32)	426	4,335	445	4,037
Distributions from capital gains	9,599	—	6,511	983	—
Net change in unrealized appreciation or depreciation of investments	(5,879)	(935)	(971)	(1,271)	16,134
Net increase (decrease) in net assets resulting from operations	4,404	(1,068)	9,439	43	16,649

Contract transactions
Contract purchase payments	75	—	—	—	—
Net transfers(1)	581	(14)	(1,305)	28	232
Contract terminations:
Surrender benefits and contract charges	(3,415)	(840)	(12,829)	(769)	(6,038)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(2,759)	(854)	(14,134)	(741)	(5,806)
Net assets at beginning of year	141,092	53,941	117,844	9,041	264,544
Net assets at end of year	$142,737	$52,019	$113,149	$8,343	$275,387

Accumulation unit activity
Units outstanding at beginning of year	98,175	27,299	45,606	2,963	151,156
Contract purchase payments	—	—	—	—	—
Net transfers(1)	410	—	(487)	11	105
Contract terminations:
Surrender benefits and contract charges	(2,319)	(459)	(5,299)	(303)	(3,536)
Death benefits	—	—	—	—	—
Units outstanding at end of year	96,266	26,840	39,820	2,671	147,725

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	17

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Divd Opp, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$(14,758)	$(3,628)	$1,884	$(236)	$(13,820)
Net realized gain (loss) on sales of investments	77,460	11	(2,007)	293	102,570
Distributions from capital gains	—	—	326	—	—
Net change in unrealized appreciation or depreciation of investments	57,891	(8)	17,373	(24)	13,718
Net increase (decrease) in net assets resulting from operations	120,593	(3,625)	17,576	33	102,468

Contract transactions
Contract purchase payments	(5,714)	1,304	(6,213)	—	—
Net transfers(1)	(41,589)	668	(3,668)	61	(13,673)
Contract terminations:
Surrender benefits and contract charges	(144,565)	(44,926)	(77,321)	(151)	(170,238)
Death benefits	(882)	(1,754)	—	—	—
Increase (decrease) from contract transactions	(192,750)	(44,708)	(87,202)	(90)	(183,911)
Net assets at beginning of year	1,100,506	271,321	572,088	22,835	1,074,468
Net assets at end of year	$1,028,349	$222,988	$502,462	$22,778	$993,025

Accumulation unit activity
Units outstanding at beginning of year	556,432	253,984	400,283	8,357	427,677
Contract purchase payments	(3,277)	(952)	(4,787)	—	—
Net transfers(1)	(22,264)	725	(2,951)	34	(4,965)
Contract terminations:
Surrender benefits and contract charges	(76,699)	(46,433)	(53,725)	(63)	(62,915)
Death benefits	(455)	(1,744)	—	—	—
Units outstanding at end of year	453,737	205,580	338,820	8,328	359,797

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

18	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP US Govt Mtge, Cl 3	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
Operations
Investment income (loss) — net	$10,007	$(36,460)	$(5,952)	$(14,528)	$24
Net realized gain (loss) on sales of investments	1,023	40,416	3,842	7,848	397
Distributions from capital gains	5,606	417,841	37,422	87,244	293
Net change in unrealized appreciation or depreciation of investments	(8,196)	(105,980)	(39,221)	60,004	(11,915)
Net increase (decrease) in net assets resulting from operations	8,440	315,817	(3,909)	140,568	(11,201)

Contract transactions
Contract purchase payments	(428)	7,666	—	(785)	650
Net transfers(1)	(633)	14,050	155	11,059	2,965
Contract terminations:
Surrender benefits and contract charges	(70,215)	(356,296)	(2,473)	(115,673)	(3,896)
Death benefits	(2,220)	(914)	—	(226)	—
Increase (decrease) from contract transactions	(73,496)	(335,494)	(2,318)	(105,625)	(281)
Net assets at beginning of year	758,083	5,257,451	402,426	1,395,504	175,399
Net assets at end of year	$693,027	$5,237,774	$396,199	$1,430,447	$163,917

Accumulation unit activity
Units outstanding at beginning of year	700,324	2,021,674	153,980	427,535	78,914
Contract purchase payments	(470)	2,347	—	(379)	271
Net transfers(1)	(662)	5,184	66	2,190	1,731
Contract terminations:
Surrender benefits and contract charges	(63,639)	(152,027)	(969)	(39,784)	(2,300)
Death benefits	(1,914)	(416)	—	(95)	—
Units outstanding at end of year	633,639	1,876,762	153,077	389,467	78,616

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	19

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Frank Global Real Est, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	Invesco VI Core Eq, Ser II
Operations
Investment income (loss) — net	$(25)	$8,391	$(906)	$(15,177)	$(33)
Net realized gain (loss) on sales of investments	(302)	9,964	3,500	(25,360)	65
Distributions from capital gains	—	102,718	34,828	137,228	369
Net change in unrealized appreciation or depreciation of investments	(266)	50,833	24,193	(63,274)	33
Net increase (decrease) in net assets resulting from operations	(593)	171,906	61,615	33,417	434

Contract transactions
Contract purchase payments	—	2,825	—	—	—
Net transfers(1)	(468)	(2,618)	10,763	15,248	(2)
Contract terminations:
Surrender benefits and contract charges	(367)	(29,067)	(14,924)	(125,772)	(266)
Death benefits	—	(28,386)	—	—	—
Increase (decrease) from contract transactions	(835)	(57,246)	(4,161)	(110,524)	(268)
Net assets at beginning of year	85,092	1,228,462	210,714	1,184,781	5,367
Net assets at end of year	$83,664	$1,343,122	$268,168	$1,107,674	$5,533

Accumulation unit activity
Units outstanding at beginning of year	42,746	570,865	66,462	417,253	2,844
Contract purchase payments	—	1,267	—	—	—
Net transfers(1)	(239)	(1,147)	2,931	5,265	—
Contract terminations:
Surrender benefits and contract charges	(196)	(13,401)	(3,721)	(44,309)	(183)
Death benefits	—	(13,257)	—	—	—
Units outstanding at end of year	42,311	544,327	65,672	378,209	2,661

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Invesco VI Mid Cap Gro, Ser II	Invesco VI Val Opp, Ser II	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl
Operations
Investment income (loss) — net	$(844)	$(1,524)	$(732)	$(2,384)	$23,648
Net realized gain (loss) on sales of investments	228	(2,127)	(397)	1,532	13,180
Distributions from capital gains	7,517	39,930	11,982	9,432	56,580
Net change in unrealized appreciation or depreciation of investments	(7,349)	(15,354)	(6,166)	5,977	27,756
Net increase (decrease) in net assets resulting from operations	(448)	20,925	4,687	14,557	121,164

Contract transactions
Contract purchase payments	—	—	—	—	975
Net transfers(1)	(7)	(27)	(8)	(498)	(18,019)
Contract terminations:
Surrender benefits and contract charges	(498)	(4,833)	(2,458)	(31,222)	(58,148)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(505)	(4,860)	(2,466)	(31,720)	(75,192)
Net assets at beginning of year	74,418	125,337	100,120	196,150	1,652,250
Net assets at end of year	$73,465	$141,402	$102,341	$178,987	$1,698,222

Accumulation unit activity
Units outstanding at beginning of year	51,916	80,325	101,737	67,312	863,344
Contract purchase payments	—	—	—	—	473
Net transfers(1)	—	500	—	(69)	(8,908)
Contract terminations:
Surrender benefits and contract charges	(363)	(3,564)	(2,416)	(10,339)	(28,492)
Death benefits	—	—	—	—	—
Units outstanding at end of year	51,553	77,261	99,321	56,904	826,417

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	21

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	MFS Utilities, Serv Cl	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv
Operations
Investment income (loss) — net	$2,175	$(26,574)	$(1,393)	$54,859	$(10,885)
Net realized gain (loss) on sales of investments	1,073	29,071	1,909	(7,978)	13,983
Distributions from capital gains	2,152	234,943	23,609	—	36,868
Net change in unrealized appreciation or depreciation of investments	3,275	(325,964)	(28,470)	33,806	109,032
Net increase (decrease) in net assets resulting from operations	8,675	(88,524)	(4,345)	80,687	148,998

Contract transactions
Contract purchase payments	—	5,600	—	(1,104)	750
Net transfers(1)	(261)	69,300	16,166	14,942	302
Contract terminations:
Surrender benefits and contract charges	(4,293)	(155,034)	(10,787)	(97,687)	(75,440)
Death benefits	—	(458)	—	(27,648)	—
Increase (decrease) from contract transactions	(4,554)	(80,592)	5,379	(111,497)	(74,388)
Net assets at beginning of year	89,693	2,378,151	362,047	1,726,727	989,659
Net assets at end of year	$93,814	$2,209,035	$363,081	$1,695,917	$1,064,269

Accumulation unit activity
Units outstanding at beginning of year	27,054	1,074,650	120,454	1,077,236	344,066
Contract purchase payments	—	2,488	—	(1,367)	189
Net transfers(1)	(41)	35,958	5,164	7,731	159
Contract terminations:
Surrender benefits and contract charges	(1,065)	(81,503)	(3,383)	(62,709)	(31,322)
Death benefits	—	(273)	—	(16,636)	—
Units outstanding at end of year	25,948	1,031,320	122,235	1,004,255	313,092

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Put VT Intl Eq, Cl IB	Put VT Research, Cl IB	Put VT Sus Leaders, Cl IB	Temp Foreign, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$218	$10	$(26)	$1,471	$(6,992)
Net realized gain (loss) on sales of investments	(26)	7	27	(1,219)	48,156
Distributions from capital gains	—	—	444	3,603	—
Net change in unrealized appreciation or depreciation of investments	(603)	71	(142)	8,853	68,150
Net increase (decrease) in net assets resulting from operations	(411)	88	303	12,708	109,314

Contract transactions
Contract purchase payments	—	—	—	650	—
Net transfers(1)	(8)	(9)	(7)	2,755	(37,585)
Contract terminations:
Surrender benefits and contract charges	(99)	—	(5)	(37,201)	(73,680)
Death benefits	—	—	—	—	(455)
Increase (decrease) from contract transactions	(107)	(9)	(12)	(33,796)	(111,720)
Net assets at beginning of year	11,106	914	4,681	204,596	491,977
Net assets at end of year	$10,588	$993	$4,972	$183,508	$489,571

Accumulation unit activity
Units outstanding at beginning of year	5,077	—	1,690	94,372	259,763
Contract purchase payments	—	—	—	312	—
Net transfers(1)	—	—	—	1,586	(15,357)
Contract terminations:
Surrender benefits and contract charges	(52)	—	(3)	(16,452)	(38,302)
Death benefits	—	—	—	—	(232)
Units outstanding at end of year	5,025	—	1,687	79,818	205,872

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	23

Notes to Financial Statements

1.  ORGANIZATION

RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource® Innovations Variable Annuity (Innovations) contracts issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Innovations contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Innovations contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of Dec. 31, 2017, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below. These financial statements are of the Divisions of the Account offered through Innovations.

Division	Fund
AB VPS Bal Wealth Strategy, Cl B	AB VPS Balanced Wealth Strategy Portfolio (Class B)
AB VPS Global Thematic Gro, Cl B	AB VPS Global Thematic Growth Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fid VIP Gro, Serv Cl 2	Fidelity® VIP Growth Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
Frank Sm Mid Cap Gro, Cl 2	Franklin Small-Mid Cap Growth VIP Fund – Class 2
Invesco VI Core Eq, Ser II	Invesco V.I. Core Equity Fund, Series II Shares
Invesco VI Mid Cap Gro, Ser II	Invesco V.I. Mid Cap Growth Fund, Series II Shares
Invesco VI Val Opp, Ser II	Invesco V.I. Value Opportunities Fund, Series II Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Total Return, Serv Cl	MFS® Total Return Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
Oppen Cap Appr VA, Serv	Oppenheimer Capital Appreciation Fund/VA, Service Shares
Oppen Global VA, Serv	Oppenheimer Global Fund/VA, Service Shares
Oppen Global Strategic Inc VA, Srv	Oppenheimer Global Strategic Income Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares
Put VT Eq Inc, Cl IB	Putnam VT Equity Income Fund – Class IB Shares(1)(2)
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Research, Cl IB	Putnam VT Research Fund – Class IB Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares (previously Putnam VT Multi-Cap Growth Fund – Class IB Shares)
Temp Foreign, Cl 2	Templeton Foreign VIP Fund – Class 2
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)

(1)	Putnam VT Growth and Income Fund – Class IB Shares merged into Putnam VT Equity Income Fund – Class IB Shares on May 12, 2017.
(2)	For the period May 12, 2017 (commencement of operations) to Dec. 31, 2017.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contract.

24	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended Dec. 31, 2017.

Variable Payout

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% or 5% based on the annuitant’s election, or as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

For Innovations contracts, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis to a range from 0.85% to 1.50% of the average daily net assets of each subaccount depending on the contract and death benefit option selected.

For Innovations contracts, RiverSource Life of NY also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life of NY such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. The financial statements include other subaccounts that are not offered through Innovations contracts.

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	25

4.  CONTRACT CHARGES

RiverSource Life of NY deducts a contract administrative charge of $40 per year on the contract anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

Optional riders are available on this product and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the product prospectus.

5.  WITHDRAWAL CHARGES

RiverSource Life of NY may assess a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement(1)	Columbia Management Investment Services Corp.
Transfer and Dividend Disbursing Agent Agreement(2)	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

(1)	Effective July 1, 2017.
(2)	Eliminated effective July 1, 2017.

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2017 were as follows:

Division	Purchases
AB VPS Bal Wealth Strategy, Cl B	$4,616
AB VPS Global Thematic Gro, Cl B	99
AB VPS Gro & Inc, Cl B	12,506
AB VPS Lg Cap Gro, Cl B	545
Col VP Disciplined Core, Cl 3	286
Col VP Divd Opp, Cl 3	36,063
Col VP Govt Money Mkt, Cl 3	1,798
Col VP Inter Bond, Cl 3	32,751
Col VP Lg Cap Gro, Cl 3	348
Col VP Lg Cap Index, Cl 3	207
Col VP US Govt Mtge, Cl 3	35,810
Fid VIP Contrafund, Serv Cl 2	383,725
Fid VIP Gro, Serv Cl 2	33,486
Fid VIP Mid Cap, Serv Cl 2	96,706
Fid VIP Overseas, Serv Cl 2	4,859
Frank Global Real Est, Cl 2	3,290
Frank Mutual Shares, Cl 2	85,056
Frank Sm Cap Val, Cl 2	38,410

Division	Purchases
Frank Sm Mid Cap Gro, Cl 2	$140,455
Invesco VI Core Eq, Ser II	348
Invesco VI Mid Cap Gro, Ser II	5,294
Invesco VI Val Opp, Ser II	2,550
MFS Mass Inv Gro Stock, Serv Cl	6,661
MFS New Dis, Serv Cl	3,423
MFS Total Return, Serv Cl	139,424
MFS Utilities, Serv Cl	2,593
Oppen Cap Appr VA, Serv	213,257
Oppen Global VA, Serv	23,675
Oppen Global Strategic Inc VA, Srv	109,589
Oppen Main St Sm Cap VA, Serv	72,641
Put VT Eq Inc, Cl IB	200,319
Put VT Intl Eq, Cl IB	266
Put VT Research, Cl IB	8
Put VT Sus Leaders, Cl IB	430
Temp Foreign, Cl 2	4,724
VP Ptnrs Sm Cap Val, Cl 3	40,192

26	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2017:

Subaccount	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Disciplined Core, Cl 3
1.00%	$1.73	$2.57	$3.34	$3.71	$2.10
1.05%	1.72	1.54	2.15	—	2.20
1.10%	1.71	2.53	3.29	3.66	2.08
1.15%	1.70	1.52	2.25	—	2.35
1.20%	1.70	1.51	2.11	—	2.16
1.25%	1.69	2.48	3.22	3.58	2.04
1.30%	1.68	2.46	3.19	3.55	2.30
1.35%	1.67	2.44	3.19	3.52	2.29
1.40%	1.67	2.42	3.17	3.50	2.24
1.45%	—	1.77	2.58	—	2.71
1.50%	1.65	1.47	2.15	—	2.24
1.55%	1.64	2.37	3.08	3.42	2.23
1.65%	1.63	2.33	3.03	3.37	1.95
1.70%	1.62	1.44	2.09	—	2.18
1.80%	—	1.22	1.59	—	1.66
1.90%	—	1.21	1.58	—	1.65
1.95%	—	1.71	2.48	—	2.61
2.00%	—	1.20	1.56	—	1.63
2.05%	—	1.70	2.46	—	2.59

Subaccount	Col VP Divd Opp, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
1.00%	$3.87	$1.01	$1.53	$3.19	$3.51
1.05%	1.83	0.98	1.46	2.23	2.31
1.10%	3.82	0.99	1.51	3.14	3.46
1.15%	2.24	0.99	1.44	2.41	2.42
1.20%	1.80	0.96	1.43	2.19	2.27
1.25%	3.73	0.97	1.47	3.07	3.38
1.30%	3.70	0.96	1.46	3.05	3.35
1.35%	3.68	0.95	1.45	3.03	3.33
1.40%	3.65	1.02	1.65	3.01	3.30
1.45%	2.08	0.90	1.18	2.65	2.54
1.50%	2.14	0.95	1.38	2.30	2.31
1.55%	3.57	0.93	1.41	2.94	3.23
1.65%	3.52	0.91	1.39	2.90	3.19
1.70%	2.08	0.93	1.34	2.24	2.25
1.80%	1.35	0.86	1.26	1.71	1.74
1.90%	1.33	0.85	1.24	1.70	1.73
1.95%	2.00	0.87	1.13	2.56	2.44
2.00%	1.32	0.84	1.23	1.68	1.71
2.05%	1.99	0.86	1.12	2.54	2.43

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	27

Subaccount	Col VP US Govt Mtge, Cl 3	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
1.00%	$1.17	$4.01	$3.70	$5.20	$3.06
1.05%	1.17	2.27	2.55	2.38	1.47
1.10%	1.16	3.95	3.65	5.13	3.02
1.15%	1.16	2.67	2.61	2.94	1.79
1.20%	1.15	2.23	2.50	2.34	1.44
1.25%	1.13	3.86	3.57	5.01	2.95
1.30%	1.12	3.84	3.54	4.98	2.93
1.35%	1.11	3.81	3.51	4.94	2.91
1.40%	1.11	3.78	3.49	4.90	2.88
1.45%	1.03	2.36	—	2.19	1.67
1.50%	1.11	2.55	2.50	2.81	1.71
1.55%	1.08	3.70	3.41	4.80	2.82
1.65%	1.07	3.64	3.36	4.73	2.78
1.70%	1.08	2.49	2.43	2.74	1.66
1.80%	1.02	1.65	—	1.72	1.01
1.90%	1.01	1.64	—	1.70	1.00
1.95%	1.00	2.27	—	2.11	1.61
2.00%	1.00	1.62	—	1.69	0.99
2.05%	0.99	2.25	—	2.09	1.60

Subaccount	Frank Global Real Est, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	Invesco VI Core Eq, Ser II
1.00%	$2.20	$2.77	$4.58	$3.67	$1.87
1.05%	—	1.73	—	2.21	—
1.10%	2.17	2.73	4.51	3.61	1.85
1.15%	—	1.99	—	2.27	—
1.20%	—	1.70	—	2.17	—
1.25%	2.12	2.67	4.41	3.54	1.82
1.30%	2.10	2.65	4.38	3.51	1.81
1.35%	2.14	2.63	4.35	3.48	1.80
1.40%	2.07	2.61	4.32	3.46	1.79
1.45%	—	—	—	—	—
1.50%	—	1.90	—	2.17	—
1.55%	2.03	2.56	4.22	3.38	1.76
1.65%	2.05	2.52	4.16	3.33	1.74
1.70%	—	1.85	—	2.11	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

28	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Subaccount	Invesco VI Mid Cap Gro, Ser II	Invesco VI Val Opp, Ser II	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl
1.00%	$1.70	$2.56	$1.30	$4.01	$2.38
1.05%	1.69	1.55	1.30	2.65	1.80
1.10%	1.69	2.52	1.29	3.95	2.34
1.15%	1.68	1.62	1.29	2.77	1.85
1.20%	1.68	1.52	1.29	2.60	1.77
1.25%	1.67	2.47	1.29	3.87	2.29
1.30%	1.67	2.45	1.29	3.84	2.27
1.35%	1.66	2.43	1.28	3.81	2.26
1.40%	1.66	2.41	1.28	3.78	2.24
1.45%	1.65	—	—	—	1.73
1.50%	1.65	1.55	1.28	2.65	1.76
1.55%	1.64	2.36	1.28	3.70	2.19
1.65%	1.63	2.33	1.27	3.64	2.16
1.70%	1.63	1.51	1.27	2.58	1.72
1.80%	1.62	—	—	—	1.44
1.90%	1.61	—	—	—	1.43
1.95%	1.61	—	—	—	1.67
2.00%	1.60	—	—	—	1.41
2.05%	1.60	—	—	—	1.66

Subaccount	MFS Utilities, Serv Cl	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv
1.00%	$4.87	$2.96	$4.42	$1.91	$4.67
1.05%	2.33	2.02	2.15	1.55	2.30
1.10%	4.80	2.91	4.35	1.88	4.60
1.15%	2.95	2.06	2.55	1.57	2.63
1.20%	2.29	1.99	2.11	1.52	2.26
1.25%	4.69	2.85	4.26	1.84	4.50
1.30%	4.66	2.83	4.23	1.82	4.47
1.35%	4.62	2.81	4.20	1.81	4.44
1.40%	4.59	2.79	4.16	1.80	4.40
1.45%	1.87	2.29	2.17	1.23	2.51
1.50%	2.82	1.97	2.43	1.50	2.53
1.55%	4.49	2.73	4.07	1.76	4.31
1.65%	4.42	2.69	4.01	1.73	4.24
1.70%	2.75	1.91	2.37	1.46	2.46
1.80%	1.45	1.47	1.54	1.27	1.86
1.90%	1.43	1.46	1.53	1.26	1.85
1.95%	1.80	2.21	2.09	1.19	2.42
2.00%	1.42	1.44	1.51	1.24	1.83
2.05%	1.79	2.19	2.07	1.18	2.40

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	29

Subaccount	Put VT Eq Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Research, Cl IB	Put VT Sus Leaders, Cl IB	Temp Foreign, Cl 2
1.00%	$1.12	$2.51	$3.31	$2.51	$2.72
1.05%	—	1.35	—	2.50	—
1.10%	1.12	2.48	3.26	2.49	2.68
1.15%	—	1.62	—	2.48	—
1.20%	—	1.32	—	2.48	—
1.25%	1.12	2.42	3.19	2.47	2.62
1.30%	1.12	2.40	3.17	2.46	2.61
1.35%	1.12	2.39	3.15	2.45	2.63
1.40%	1.12	2.37	3.12	2.44	2.57
1.45%	—	—	—	—	—
1.50%	—	1.55	—	2.42	—
1.55%	1.12	2.32	3.05	2.41	2.51
1.65%	1.12	2.28	3.01	2.40	2.52
1.70%	—	1.51	—	2.39	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—

Subaccount					VP Ptnrs Sm Cap Val, Cl 3
1.00%					$4.00
1.05%					2.01
1.10%					3.94
1.15%					2.31
1.20%					1.98
1.25%					3.85
1.30%					3.82
1.35%					3.79
1.40%					3.77
1.45%					2.02
1.50%					2.21
1.55%					3.69
1.65%					3.63
1.70%					2.15
1.80%					1.64
1.90%					1.62
1.95%					1.95
2.00%					1.61
2.05%					1.93

30	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

The following is a summary of units outstanding at Dec. 31, 2017:

Subaccount	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Disciplined Core, Cl 3
1.00%	—	4,398	952	—	—
1.05%	—	—	—	—	—
1.10%	10,543	10,196	21,753	—	—
1.15%	—	—	—	—	16,817
1.20%	—	—	—	—	—
1.25%	—	—	—	—	—
1.30%	—	—	—	—	19,504
1.35%	78,879	—	11,155	1,219	28,676
1.40%	35	—	4,958	1,231	62,338
1.45%	—	—	—	—	—
1.50%	—	—	—	—	13,063
1.55%	—	—	—	—	—
1.65%	—	—	—	—	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	89,457	14,594	38,818	2,450	140,398

Subaccount	Col VP Divd Opp, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
1.00%	—	—	3,191	—	1,370
1.05%	7,031	—	6,349	—	—
1.10%	14,484	—	57,898	7,720	107,085
1.15%	32,350	5,113	8,239	—	—
1.20%	—	—	—	—	—
1.25%	2,748	2,080	52,968	—	—
1.30%	26,731	10,733	23,507	—	13,460
1.35%	47,415	2,615	98,981	—	165,731
1.40%	—	86,862	52,725	—	—
1.45%	—	—	—	—	—
1.50%	261,142	—	9,280	—	—
1.55%	3,383	—	—	—	—
1.65%	965	—	—	—	26,550
1.70%	9,206	—	—	—	—
1.80%	—	80,816	—	—	1,663
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	405,455	188,219	313,138	7,720	315,859

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	31

Subaccount	Col VP US Govt Mtge, Cl 3	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
1.00%	2,253	42,508	—	3,038	—
1.05%	—	1,381	—	2,018	—
1.10%	30,517	371,629	—	94,039	8,776
1.15%	5,462	42,803	—	6,122	8,497
1.20%	—	—	—	—	—
1.25%	31,472	10,722	3,464	3,036	2,439
1.30%	26,237	109,309	3,390	18,775	3,488
1.35%	261,693	314,224	21,490	41,676	25,409
1.40%	6,062	32,439	2,277	8,488	11
1.45%	—	—	—	—	—
1.50%	—	629,239	—	54,222	5,752
1.55%	—	39,061	—	21,846	—
1.65%	146,893	87,755	93,444	59,962	811
1.70%	—	8,756	—	1,644	—
1.80%	—	1,718	—	—	1,877
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	510,589	1,691,544	124,065	314,866	57,060

Subaccount	Frank Global Real Est, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	Invesco VI Core Eq, Ser II
1.00%	—	23,245	—	1,057	—
1.05%	—	—	—	—	—
1.10%	—	73,329	39,589	107,690	2,494
1.15%	—	1,295	—	—	—
1.20%	—	—	—	—	—
1.25%	789	9,339	—	—	—
1.30%	5,594	23,121	1,399	7,096	—
1.35%	15,891	122,397	7,653	207,862	—
1.40%	—	129,908	1,252	8,054	—
1.45%	—	—	—	—	—
1.50%	—	3,075	—	2,006	—
1.55%	—	—	—	—	—
1.65%	—	72,458	4,555	17,101	—
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	22,274	458,167	54,448	350,866	2,494

32	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Subaccount	Invesco VI Mid Cap Gro, Ser II	Invesco VI Val Opp, Ser II	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl
1.00%	—	903	—	—	14,181
1.05%	—	—	—	—	—
1.10%	35,499	13,319	97,140	22,630	131,454
1.15%	—	18,857	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	21,856
1.30%	—	11,039	—	—	5,177
1.35%	15,692	14,634	—	10,614	479,406
1.40%	—	—	—	—	2,217
1.45%	—	—	—	—	—
1.50%	—	9,236	—	—	1,959
1.55%	—	—	—	—	18,087
1.65%	—	2,806	—	—	38,541
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	51,191	70,794	97,140	33,244	712,878

Subaccount	MFS Utilities, Serv Cl	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv
1.00%	—	1,900	—	57,374	—
1.05%	—	—	—	5,990	—
1.10%	5,665	145,360	93,384	131,020	82,498
1.15%	—	22,915	—	31,365	—
1.20%	—	—	—	—	—
1.25%	—	4,591	521	20,510	2,051
1.30%	1,224	25,782	5,599	114,143	4,317
1.35%	1,502	519,469	—	207,856	47,856
1.40%	—	1,891	1,293	132,796	34
1.45%	—	—	—	—	—
1.50%	—	122,787	23,520	148,541	89,910
1.55%	—	1,824	—	27,314	17,195
1.65%	—	1,895	—	77,367	39,411
1.70%	—	4,172	—	5,276	—
1.80%	—	1,765	—	—	1,758
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	8,391	854,351	124,317	959,552	285,030

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	33

Subaccount	Put VT Eq Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Research, Cl IB	Put VT Sus Leaders, Cl IB	Temp Foreign, Cl 2
1.00%	—	—	—	—	2,894
1.05%	—	—	—	—	—
1.10%	—	—	—	—	23,914
1.15%	—	—	—	—	—
1.20%	—	—	—	—	—
1.25%	—	—	—	—	2,184
1.30%	—	—	—	—	—
1.35%	19,845	3,908	—	—	18,258
1.40%	176,827	1,048	—	1,685	577
1.45%	—	—	—	—	—
1.50%	—	—	—	—	—
1.55%	—	—	—	—	—
1.65%	—	—	—	—	8,576
1.70%	—	—	—	—	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	196,672	4,956	—	1,685	56,403

Subaccount					VP Ptnrs Sm Cap Val, Cl 3
1.00%					1,495
1.05%					—
1.10%					—
1.15%					25,612
1.20%					—
1.25%					—
1.30%					8,799
1.35%					24,650
1.40%					2,082
1.45%					—
1.50%					112,726
1.55%					1,630
1.65%					—
1.70%					3,948
1.80%					1,593
1.90%					—
1.95%					—
2.00%					—
2.05%					—
Total					182,535

34	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

The following is a summary of net assets at Dec. 31, 2017:

Subaccount	AB VPS Bal Wealth Strategy, Cl B	AB VPS Global Thematic Gro, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Lg Cap Gro, Cl B	Col VP Disciplined Core, Cl 3
1.00%	$90	$11,299	$3,260	$93	$218
1.05%	139	114	324	—	232
1.10%	18,055	25,807	71,536	265	213
1.15%	88	113	193	—	39,469
1.20%	138	113	319	—	220
1.25%	137	114	210	261	206
1.30%	173	113	163	287	44,897
1.35%	132,086	143	35,647	4,299	65,527
1.40%	108	134	15,726	4,304	139,582
1.45%	—	126	185	—	210
1.50%	85	109	215	—	29,262
1.55%	132	109	209	251	59
1.65%	116	132	193	298	63
1.70%	129	107	210	—	62
1.80%	—	119	198	—	203
1.90%	—	117	196	—	199
1.95%	—	121	178	—	62
2.00%	—	116	194	—	195
2.05%	—	121	177	—	49
Total	$151,476	$39,127	$129,333	$10,058	$320,928

Subaccount	Col VP Divd Opp, Cl 3	Col VP Govt Money Mkt, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
1.00%	$50	$1,997	$4,871	$135	$4,804
1.05%	12,864	1,990	9,239	181	183
1.10%	55,244	1,990	87,429	24,259	369,952
1.15%	72,311	5,087	11,893	132	127
1.20%	163	2,000	177	180	183
1.25%	10,263	2,742	77,998	133	46
1.30%	99,012	10,329	34,372	132	45,154
1.35%	174,394	2,498	143,784	208	551,779
1.40%	34	88,497	87,064	131	230
1.45%	55	1,998	91	28	26
1.50%	557,576	1,998	12,803	348	25
1.55%	12,081	1,999	93	131	23
1.65%	3,399	1,986	130	131	84,549
1.70%	19,148	1,991	78	334	23
1.80%	104	69,718	2,517	131	3,035
1.90%	142	2,001	92	129	133
1.95%	24	1,986	89	27	25
2.00%	102	1,983	2,466	127	130
2.05%	24	1,984	89	27	24
Total	$1,016,990	$204,774	$475,275	$26,904	$1,060,451

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	35

Subaccount	Col VP US Govt Mtge, Cl 3	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro, Serv Cl 2	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl 2
1.00%	$2,647	$170,430	$91	$15,802	$103
1.05%	83	3,137	386	4,797	119
1.10%	35,364	1,468,071	371	481,984	26,462
1.15%	6,361	114,445	311	18,020	15,194
1.20%	83	199	380	196	117
1.25%	35,692	41,428	12,347	15,222	7,196
1.30%	29,507	419,098	11,998	93,460	10,213
1.35%	291,741	1,196,513	75,477	205,917	73,865
1.40%	6,703	122,580	7,935	41,615	152
1.45%	81	224	—	158	120
1.50%	76	1,606,835	298	152,425	9,818
1.55%	109	144,368	349	104,862	112
1.65%	156,630	319,617	313,990	283,342	2,252
1.70%	1,994	21,768	291	4,503	110
1.80%	2,046	3,078	—	255	1,989
1.90%	81	215	—	252	99
1.95%	80	216	—	152	116
2.00%	2,004	237	—	249	97
2.05%	80	215	—	151	115
Total	$571,362	$5,632,674	$424,224	$1,423,362	$148,249

Subaccount	Frank Global Real Est, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	Frank Sm Mid Cap Gro, Cl 2	Invesco VI Core Eq, Ser II
1.00%	$85	$64,464	$128	$3,878	$186
1.05%	—	148	—	227	—
1.10%	87	200,490	178,711	389,215	4,618
1.15%	—	2,572	—	177	—
1.20%	—	145	—	222	—
1.25%	1,669	24,951	81	157	180
1.30%	11,769	61,312	6,132	24,905	179
1.35%	34,054	322,552	33,279	724,012	178
1.40%	139	339,609	5,407	27,847	177
1.45%	—	—	—	—	—
1.50%	—	5,833	—	4,357	—
1.55%	105	131	137	126	173
1.65%	82	182,536	18,954	56,975	172
1.70%	—	136	—	158	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	$47,990	$1,204,879	$242,829	$1,232,256	$5,863

36	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

Subaccount	Invesco VI Mid Cap Gro, Ser II	Invesco VI Val Opp, Ser II	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Total Return, Serv Cl
1.00%	$130	$2,311	$97	$180	$33,718
1.05%	130	119	97	203	182
1.10%	59,847	33,585	125,689	89,427	307,934
1.15%	129	30,555	97	136	116
1.20%	129	118	97	200	179
1.25%	129	270	97	121	50,075
1.30%	124	27,039	97	346	11,773
1.35%	26,082	35,558	98	40,415	1,082,293
1.40%	127	147	97	98	4,965
1.45%	127	—	—	—	127
1.50%	126	14,297	97	197	3,588
1.55%	126	95	97	167	39,647
1.65%	125	6,525	96	165	83,231
1.70%	125	127	96	192	129
1.80%	124	—	—	—	143
1.90%	123	—	—	—	141
1.95%	122	—	—	—	122
2.00%	122	—	—	—	139
2.05%	121	—	—	—	121
Total	$88,068	$150,746	$126,852	$131,847	$1,618,623

Subaccount	MFS Utilities, Serv Cl	Oppen Cap Appr VA, Serv	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv
1.00%	$226	$5,611	$274	$109,345	$135
1.05%	235	359	324	9,304	234
1.10%	27,177	423,513	406,565	245,964	379,744
1.15%	181	47,100	253	49,389	127
1.20%	231	352	319	100	230
1.25%	218	13,081	2,215	37,655	9,235
1.30%	5,704	72,828	23,662	208,143	19,295
1.35%	6,942	1,458,583	167	376,181	212,214
1.40%	142	5,271	5,386	238,579	149
1.45%	179	331	207	95	176
1.50%	211	241,267	57,241	223,137	227,385
1.55%	159	4,973	254	48,049	74,061
1.65%	178	5,084	198	133,933	167,250
1.70%	124	7,983	235	7,719	110
1.80%	174	2,888	231	100	3,460
1.90%	173	287	229	95	178
1.95%	172	318	200	92	170
2.00%	171	284	227	94	176
2.05%	171	316	198	91	169
Total	$42,768	$2,290,429	$498,385	$1,688,065	$1,094,498

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	37

Subaccount	Put VT Eq Inc, Cl IB	Put VT Intl Eq, Cl IB	Put VT Research, Cl IB	Put VT Sus Leaders, Cl IB	Temp Foreign, Cl 2
1.00%	$112	$84	$154	$184	$7,880
1.05%	—	135	—	183	—
1.10%	112	84	179	182	64,150
1.15%	—	134	—	181	—
1.20%	—	133	—	181	—
1.25%	112	99	149	181	5,730
1.30%	112	110	148	210	90
1.35%	22,274	9,330	147	179	48,035
1.40%	198,412	2,483	146	4,110	1,480
1.45%	—	—	—	—	—
1.50%	—	129	—	177	—
1.55%	111	106	143	176	111
1.65%	111	110	142	213	21,584
1.70%	—	126	—	174	—
1.80%	—	—	—	—	—
1.90%	—	—	—	—	—
1.95%	—	—	—	—	—
2.00%	—	—	—	—	—
2.05%	—	—	—	—	—
Total	$221,356	$13,063	$1,208	$6,331	$149,060

Subaccount					VP Ptnrs Sm Cap Val, Cl 3
1.00%					$5,973
1.05%					165
1.10%					32
1.15%					59,303
1.20%					164
1.25%					171
1.30%					33,629
1.35%					93,461
1.40%					7,836
1.45%					51
1.50%					249,102
1.55%					6,007
1.65%					24
1.70%					8,506
1.80%					2,730
1.90%					119
1.95%					50
2.00%					116
2.05%					54
Total					$467,493

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Bal Wealth Strategy, Cl B
2017	89	$1.73	to	$1.62	$151	1.79%	1.00%	to	1.70%	14.48%	to	13.68%
2016	96	$1.51	to	$1.43	$143	1.83%	1.00%	to	1.70%	3.41%	to	2.69%
2015	98	$1.46	to	$1.39	$141	1.99%	1.00%	to	1.70%	0.30%	to	(0.42%)
2014	112	$1.46	to	$1.39	$161	2.27%	1.00%	to	1.70%	6.04%	to	5.31%
2013	162	$1.37	to	$1.32	$220	2.14%	1.00%	to	1.70%	15.12%	to	14.31%

38	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Global Thematic Gro, Cl B
2017	15	$2.57	to	$1.70	$39	0.27%	1.00%	to	2.05%	34.95%	to	33.53%
2016	27	$1.90	to	$1.27	$52	—	1.00%	to	2.05%	(1.86%)	to	(2.88%)
2015	27	$1.94	to	$1.31	$54	—	1.00%	to	2.05%	1.63%	to	0.56%
2014	37	$1.91	to	$1.30	$72	—	1.00%	to	2.05%	3.76%	to	2.68%
2013	70	$1.84	to	$1.27	$127	0.02%	1.00%	to	2.05%	21.70%	to	20.44%
AB VPS Gro & Inc, Cl B
2017	39	$3.34	to	$2.46	$129	1.27%	1.00%	to	2.05%	17.42%	to	16.20%
2016	40	$2.84	to	$2.12	$113	0.82%	1.00%	to	2.05%	9.97%	to	8.82%
2015	46	$2.58	to	$1.95	$118	1.29%	1.00%	to	2.05%	0.42%	to	(0.63%)
2014	74	$2.57	to	$1.96	$188	1.12%	1.00%	to	2.05%	8.20%	to	7.07%
2013	75	$2.38	to	$1.83	$178	0.78%	1.00%	to	2.05%	33.25%	to	31.86%
AB VPS Lg Cap Gro, Cl B
2017	2	$3.71	to	$3.37	$10	—	1.00%	to	1.65%	30.36%	to	29.53%
2016	3	$2.85	to	$2.60	$8	—	1.00%	to	1.65%	1.34%	to	0.68%
2015	3	$2.81	to	$2.59	$9	—	1.00%	to	1.65%	9.75%	to	9.04%
2014	9	$2.56	to	$2.37	$22	—	1.00%	to	1.65%	12.71%	to	11.98%
2013	43	$2.27	to	$2.12	$94	—	1.00%	to	1.65%	35.64%	to	34.76%
Col VP Disciplined Core, Cl 3
2017	140	$2.10	to	$2.59	$321	—	1.00%	to	2.05%	22.99%	to	21.71%
2016	148	$1.71	to	$2.13	$275	—	1.00%	to	2.05%	6.87%	to	5.75%
2015	151	$1.60	to	$2.02	$265	—	1.00%	to	2.05%	(0.24%)	to	(1.29%)
2014	182	$1.60	to	$2.04	$320	—	1.00%	to	2.05%	14.08%	to	12.89%
2013	307	$1.40	to	$1.81	$475	—	1.00%	to	2.05%	32.33%	to	30.94%
Col VP Divd Opp, Cl 3
2017	405	$3.87	to	$1.99	$1,017	—	1.00%	to	2.05%	13.15%	to	11.97%
2016	454	$3.42	to	$1.77	$1,028	—	1.00%	to	2.05%	12.39%	to	11.22%
2015	556	$3.05	to	$1.59	$1,101	—	1.00%	to	2.05%	(3.73%)	to	(4.74%)
2014	723	$3.16	to	$1.67	$1,503	—	1.00%	to	2.05%	8.82%	to	7.68%
2013	936	$2.91	to	$1.55	$1,849	—	1.00%	to	2.05%	25.46%	to	24.15%
Col VP Govt Money Mkt, Cl 3
2017	188	$1.01	to	$0.86	$205	0.29%	1.00%	to	2.05%	(0.68%)	to	(1.72%)
2016	206	$1.01	to	$0.88	$223	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
2015	254	$1.02	to	$0.89	$271	0.01%	1.00%	to	2.05%	(0.99%)	to	(2.02%)
2014	372	$1.03	to	$0.91	$388	0.01%	1.00%	to	2.05%	(0.98%)	to	(2.02%)
2013	958	$1.04	to	$0.93	$986	0.01%	1.00%	to	2.05%	(0.97%)	to	(2.02%)
Col VP Inter Bond, Cl 3
2017	313	$1.53	to	$1.12	$475	2.63%	1.00%	to	2.05%	2.70%	to	1.64%
2016	339	$1.49	to	$1.11	$502	1.63%	1.00%	to	2.05%	3.51%	to	2.42%
2015	400	$1.44	to	$1.08	$572	1.32%	1.00%	to	2.05%	(0.82%)	to	(1.86%)
2014	494	$1.45	to	$1.10	$718	2.61%	1.00%	to	2.05%	4.28%	to	3.18%
2013	553	$1.39	to	$1.07	$772	4.48%	1.00%	to	2.05%	(3.35%)	to	(4.36%)
Col VP Lg Cap Gro, Cl 3
2017	8	$3.19	to	$2.54	$27	—	1.00%	to	2.05%	26.68%	to	25.36%
2016	8	$2.52	to	$2.03	$23	—	1.00%	to	2.05%	0.17%	to	(0.88%)
2015	8	$2.51	to	$2.04	$23	—	1.00%	to	2.05%	7.92%	to	6.79%
2014	9	$2.33	to	$1.91	$24	—	1.00%	to	2.05%	12.91%	to	11.73%
2013	10	$2.06	to	$1.71	$22	—	1.00%	to	2.05%	28.98%	to	27.63%
Col VP Lg Cap Index, Cl 3
2017	316	$3.51	to	$2.43	$1,060	—	1.00%	to	2.05%	20.08%	to	18.83%
2016	360	$2.92	to	$2.04	$993	—	1.00%	to	2.05%	10.40%	to	9.25%
2015	428	$2.65	to	$1.87	$1,074	—	1.00%	to	2.05%	(0.14%)	to	(1.18%)
2014	465	$2.65	to	$1.89	$1,174	—	1.00%	to	2.05%	12.09%	to	10.92%
2013	500	$2.36	to	$1.70	$1,129	—	1.00%	to	2.05%	30.45%	to	29.08%
Col VP US Govt Mtge, Cl 3
2017	511	$1.17	to	$0.99	$571	2.95%	1.00%	to	2.05%	2.20%	to	1.13%
2016	634	$1.15	to	$0.98	$693	2.75%	1.00%	to	2.05%	1.57%	to	0.50%
2015	700	$1.13	to	$0.97	$758	2.83%	1.00%	to	2.05%	0.21%	to	(0.84%)
2014	747	$1.13	to	$0.98	$811	1.76%	1.00%	to	2.05%	4.74%	to	3.63%
2013	814	$1.08	to	$0.95	$849	0.62%	1.00%	to	2.05%	(2.93%)	to	(3.95%)

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	39

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Contrafund, Serv Cl 2
2017	1,692	$4.01	to	$2.25	$5,633	0.78%	1.00%	to	2.05%	20.38%	to	19.13%
2016	1,877	$3.33	to	$1.89	$5,238	0.62%	1.00%	to	2.05%	6.66%	to	5.55%
2015	2,022	$3.12	to	$1.79	$5,257	0.75%	1.00%	to	2.05%	(0.58%)	to	(1.62%)
2014	2,416	$3.14	to	$1.82	$6,354	0.69%	1.00%	to	2.05%	10.54%	to	9.39%
2013	2,892	$2.84	to	$1.67	$6,889	0.76%	1.00%	to	2.05%	29.65%	to	28.30%
Fid VIP Gro, Serv Cl 2
2017	124	$3.70	to	$2.43	$424	0.08%	1.00%	to	1.70%	33.49%	to	32.55%
2016	153	$2.77	to	$1.83	$396	—	1.00%	to	1.70%	(0.45%)	to	(1.14%)
2015	154	$2.78	to	$1.85	$402	0.03%	1.00%	to	1.70%	5.83%	to	5.10%
2014	171	$2.63	to	$1.76	$427	—	1.00%	to	1.70%	9.91%	to	9.14%
2013	202	$2.39	to	$1.62	$463	0.04%	1.00%	to	1.70%	34.65%	to	33.71%
Fid VIP Mid Cap, Serv Cl 2
2017	315	$5.20	to	$2.09	$1,423	0.49%	1.00%	to	2.05%	19.34%	to	18.10%
2016	389	$4.36	to	$1.77	$1,430	0.31%	1.00%	to	2.05%	10.81%	to	9.66%
2015	428	$3.93	to	$1.61	$1,396	0.23%	1.00%	to	2.05%	(2.61%)	to	(3.63%)
2014	512	$4.04	to	$1.67	$1,719	0.02%	1.00%	to	2.05%	4.98%	to	3.89%
2013	651	$3.85	to	$1.61	$2,123	0.25%	1.00%	to	2.05%	34.52%	to	33.13%
Fid VIP Overseas, Serv Cl 2
2017	57	$3.06	to	$1.60	$148	1.17%	1.00%	to	2.05%	28.69%	to	27.36%
2016	79	$2.38	to	$1.26	$164	1.27%	1.00%	to	2.05%	(6.21%)	to	(7.19%)
2015	79	$2.54	to	$1.35	$175	1.01%	1.00%	to	2.05%	2.27%	to	1.20%
2014	107	$2.48	to	$1.34	$233	0.90%	1.00%	to	2.05%	(9.21%)	to	(10.15%)
2013	159	$2.73	to	$1.49	$378	0.92%	1.00%	to	2.05%	28.87%	to	27.53%
Frank Global Real Est, Cl 2
2017	22	$2.20	to	$2.05	$48	2.94%	1.00%	to	1.65%	9.38%	to	8.67%
2016	42	$2.01	to	$1.89	$84	1.20%	1.00%	to	1.65%	(0.46%)	to	(1.10%)
2015	43	$2.02	to	$1.91	$85	3.18%	1.00%	to	1.65%	(0.43%)	to	(1.07%)
2014	43	$2.03	to	$1.93	$86	0.42%	1.00%	to	1.65%	13.87%	to	13.13%
2013	60	$1.78	to	$1.70	$105	4.81%	1.00%	to	1.65%	1.30%	to	0.64%
Frank Mutual Shares, Cl 2
2017	458	$2.77	to	$1.85	$1,205	2.14%	1.00%	to	1.70%	7.27%	to	6.52%
2016	544	$2.59	to	$1.74	$1,343	2.01%	1.00%	to	1.70%	14.91%	to	14.11%
2015	571	$2.25	to	$1.52	$1,228	3.05%	1.00%	to	1.70%	(5.88%)	to	(6.54%)
2014	664	$2.39	to	$1.63	$1,522	1.95%	1.00%	to	1.70%	6.06%	to	5.32%
2013	808	$2.25	to	$1.55	$1,754	2.02%	1.00%	to	1.70%	26.99%	to	26.10%
Frank Sm Cap Val, Cl 2
2017	54	$4.58	to	$4.16	$243	0.50%	1.00%	to	1.65%	9.55%	to	8.85%
2016	66	$4.18	to	$3.82	$268	0.81%	1.00%	to	1.65%	28.91%	to	28.06%
2015	66	$3.24	to	$2.99	$211	0.63%	1.00%	to	1.65%	(8.32%)	to	(8.90%)
2014	72	$3.54	to	$3.28	$249	0.63%	1.00%	to	1.65%	(0.43%)	to	(1.08%)
2013	77	$3.55	to	$3.31	$267	1.02%	1.00%	to	1.65%	34.88%	to	34.01%
Frank Sm Mid Cap Gro, Cl 2
2017	351	$3.67	to	$2.11	$1,232	—	1.00%	to	1.70%	20.20%	to	19.36%
2016	378	$3.05	to	$1.77	$1,108	—	1.00%	to	1.70%	3.14%	to	2.42%
2015	417	$2.96	to	$1.73	$1,185	—	1.00%	to	1.70%	(3.63%)	to	(4.29%)
2014	450	$3.07	to	$1.81	$1,332	—	1.00%	to	1.70%	6.40%	to	5.66%
2013	510	$2.89	to	$1.71	$1,418	—	1.00%	to	1.70%	36.78%	to	35.83%
Invesco VI Core Eq, Ser II
2017	2	$1.87	to	$1.74	$6	0.82%	1.00%	to	1.65%	11.76%	to	11.04%
2016	3	$1.68	to	$1.56	$6	0.51%	1.00%	to	1.65%	8.93%	to	8.23%
2015	3	$1.54	to	$1.45	$5	0.92%	1.00%	to	1.65%	(6.94%)	to	(7.54%)
2014	3	$1.65	to	$1.56	$6	0.44%	1.00%	to	1.65%	6.78%	to	6.08%
2013	7	$1.55	to	$1.47	$11	1.27%	1.00%	to	1.65%	27.66%	to	26.82%
Invesco VI Mid Cap Gro, Ser II
2017	51	$1.70	to	$1.60	$88	—	1.00%	to	2.05%	20.94%	to	19.67%
2016	52	$1.40	to	$1.33	$73	—	1.00%	to	2.05%	(0.42%)	to	(1.47%)
2015	52	$1.41	to	$1.35	$74	—	1.00%	to	2.05%	0.04%	to	(1.01%)
2014	52	$1.41	to	$1.37	$75	—	1.00%	to	2.05%	6.62%	to	5.51%
2013	53	$1.32	to	$1.30	$71	0.21%	1.00%	to	2.05%	35.25%	to	33.84%

40	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Val Opp, Ser II
2017	71	$2.56	to	$1.51	$151	0.02%	1.00%	to	1.70%	16.07%		to	15.26%
2016	77	$2.21	to	$1.31	$141	0.08%	1.00%	to	1.70%	16.75%		to	15.94%
2015	80	$1.89	to	$1.13	$125	2.32%	1.00%	to	1.70%	(11.54%)		to	(12.16%)
2014	140	$2.14	to	$1.28	$259	1.04%	1.00%	to	1.70%	5.33%		to	4.59%
2013	244	$2.03	to	$1.23	$416	1.15%	1.00%	to	1.70%	31.95%		to	31.02%
MFS Mass Inv Gro Stock, Serv Cl
2017	97	$1.30	to	$1.27	$127	0.42%	1.00%	to	1.70%	26.83%		to	25.95%
2016	99	$1.02	to	$1.01	$102	0.39%	1.00%	to	1.70%	4.78%		to	4.06%
2015	102	$0.98	to	$0.97	$100	0.67%	1.00%	to	1.70%	(2.38	%)(5)	to	(2.90	%)(5)
MFS New Dis, Serv Cl
2017	33	$4.01	to	$2.58	$132	—	1.00%	to	1.70%	25.08%		to	24.21%
2016	57	$3.21	to	$2.08	$179	—	1.00%	to	1.70%	7.72%		to	6.97%
2015	67	$2.98	to	$1.94	$196	—	1.00%	to	1.70%	(3.12%)		to	(3.80%)
2014	76	$3.07	to	$2.02	$227	—	1.00%	to	1.70%	(8.42%)		to	(9.06%)
2013	107	$3.36	to	$2.22	$353	—	1.00%	to	1.70%	39.81%		to	38.84%
MFS Total Return, Serv Cl
2017	713	$2.38	to	$1.66	$1,619	2.17%	1.00%	to	2.05%	10.91%		to	9.76%
2016	826	$2.14	to	$1.51	$1,698	2.71%	1.00%	to	2.05%	7.74%		to	6.61%
2015	863	$1.99	to	$1.42	$1,652	2.35%	1.00%	to	2.05%	(1.57%)		to	(2.60%)
2014	976	$2.02	to	$1.45	$1,903	1.71%	1.00%	to	2.05%	7.16%		to	6.03%
2013	1,006	$1.89	to	$1.37	$1,834	1.66%	1.00%	to	2.05%	17.56%		to	16.33%
MFS Utilities, Serv Cl
2017	8	$4.87	to	$1.79	$43	2.85%	1.00%	to	2.05%	13.36%		to	12.18%
2016	26	$4.29	to	$1.60	$94	3.65%	1.00%	to	2.05%	10.13%		to	8.98%
2015	27	$3.90	to	$1.46	$90	4.03%	1.00%	to	2.05%	(15.61%)		to	(16.49%)
2014	31	$4.62	to	$1.75	$115	1.77%	1.00%	to	2.05%	11.35%		to	10.19%
2013	36	$4.15	to	$1.59	$125	2.11%	1.00%	to	2.05%	19.02%		to	17.78%
Oppen Cap Appr VA, Serv
2017	854	$2.96	to	$2.19	$2,290	0.01%	1.00%	to	2.05%	25.25%		to	23.95%
2016	1,031	$2.36	to	$1.77	$2,209	0.12%	1.00%	to	2.05%	(3.40%)		to	(4.40%)
2015	1,075	$2.44	to	$1.85	$2,378	—	1.00%	to	2.05%	2.24%		to	1.17%
2014	1,270	$2.39	to	$1.83	$2,736	0.18%	1.00%	to	2.05%	13.98%		to	12.79%
2013	1,536	$2.10	to	$1.62	$2,897	0.74%	1.00%	to	2.05%	28.14%		to	26.80%
Oppen Global VA, Serv
2017	124	$4.42	to	$2.07	$498	0.72%	1.00%	to	2.05%	34.97%		to	33.56%
2016	122	$3.27	to	$1.55	$363	0.77%	1.00%	to	2.05%	(1.15%)		to	(2.18%)
2015	120	$3.31	to	$1.59	$362	1.07%	1.00%	to	2.05%	2.64%		to	1.57%
2014	142	$3.23	to	$1.56	$421	0.86%	1.00%	to	2.05%	1.04%		to	(0.01%)
2013	144	$3.19	to	$1.56	$424	1.14%	1.00%	to	2.05%	25.73%		to	24.41%
Oppen Global Strategic Inc VA, Srv
2017	960	$1.91	to	$1.18	$1,688	1.97%	1.00%	to	2.05%	4.99%		to	3.89%
2016	1,004	$1.82	to	$1.13	$1,696	4.54%	1.00%	to	2.05%	5.21%		to	4.12%
2015	1,077	$1.73	to	$1.09	$1,727	5.43%	1.00%	to	2.05%	(3.46%)		to	(4.47%)
2014	1,244	$1.79	to	$1.14	$2,072	3.94%	1.00%	to	2.05%	1.48%		to	0.42%
2013	1,576	$1.76	to	$1.14	$2,589	4.71%	1.00%	to	2.05%	(1.36%)		to	(2.39%)
Oppen Main St Sm Cap VA, Serv
2017	285	$4.67	to	$2.40	$1,094	0.64%	1.00%	to	2.05%	12.78%		to	11.61%
2016	313	$4.14	to	$2.15	$1,064	0.25%	1.00%	to	2.05%	16.51%		to	15.29%
2015	344	$3.56	to	$1.86	$990	0.68%	1.00%	to	2.05%	(7.03%)		to	(8.00%)
2014	468	$3.82	to	$2.03	$1,526	0.62%	1.00%	to	2.05%	10.54%		to	9.39%
2013	530	$3.46	to	$1.85	$1,583	0.70%	1.00%	to	2.05%	39.22%		to	37.77%
Put VT Eq Inc, Cl IB
2017	197	$1.12	to	$1.12	$221	—	1.00%	to	1.65%	12.49	%(6)	to	12.03	%(6)
Put VT Intl Eq, Cl IB
2017	5	$2.51	to	$1.51	$13	2.18%	1.00%	to	1.70%	25.33%		to	24.45%
2016	5	$2.01	to	$1.21	$11	3.37%	1.00%	to	1.70%	(3.43%)		to	(4.09%)
2015	5	$2.08	to	$1.26	$11	1.15%	1.00%	to	1.70%	(0.86%)		to	(1.55%)
2014	5	$2.10	to	$1.28	$11	1.01%	1.00%	to	1.70%	(7.70%)		to	(8.35%)
2013	7	$2.27	to	$1.40	$16	1.39%	1.00%	to	1.70%	26.80%		to	25.91%

RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT	41

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Research, Cl IB
2017	—	$3.31	to	$3.01	$1	0.63%	1.00%	to	1.65%	22.13%	to	21.34%
2016	—	$2.71	to	$2.48	$1	1.51%	1.00%	to	1.65%	8.99%	to	8.29%
2015	—	$2.49	to	$2.29	$1	1.25%	1.00%	to	1.65%	(2.52%)	to	(3.16%)
2014	—	$2.55	to	$2.36	$1	0.79%	1.00%	to	1.65%	13.72%	to	12.98%
2013	—	$2.25	to	$2.09	$1	1.08%	1.00%	to	1.65%	32.03%	to	31.18%
Put VT Sus Leaders, Cl IB
2017	2	$2.51	to	$2.39	$6	0.60%	1.00%	to	1.70%	27.93%	to	27.05%
2016	2	$1.96	to	$1.88	$5	0.68%	1.00%	to	1.70%	6.72%	to	5.98%
2015	2	$1.84	to	$1.77	$5	1.65%	1.00%	to	1.70%	(1.28%)	to	(1.97%)
2014	2	$1.86	to	$1.81	$5	0.20%	1.00%	to	1.70%	12.36%	to	11.58%
2013	13	$1.66	to	$1.62	$23	0.49%	1.00%	to	1.70%	35.08%	to	34.14%
Temp Foreign, Cl 2
2017	56	$2.72	to	$2.52	$149	2.44%	1.00%	to	1.65%	15.54%	to	14.79%
2016	80	$2.36	to	$2.19	$184	1.96%	1.00%	to	1.65%	6.11%	to	5.43%
2015	94	$2.22	to	$2.08	$205	3.15%	1.00%	to	1.65%	(7.42%)	to	(8.02%)
2014	105	$2.40	to	$2.26	$247	1.95%	1.00%	to	1.65%	(12.02%)	to	(12.59%)
2013	154	$2.73	to	$2.59	$411	2.03%	1.00%	to	1.65%	21.75%	to	20.96%
VP Ptnrs Sm Cap Val, Cl 3
2017	183	$4.00	to	$1.93	$467	—	1.00%	to	2.05%	5.96%	to	4.86%
2016	206	$3.77	to	$1.84	$490	—	1.00%	to	2.05%	24.29%	to	22.99%
2015	260	$3.04	to	$1.50	$492	—	1.00%	to	2.05%	(10.25%)	to	(11.19%)
2014	328	$3.38	to	$1.69	$698	—	1.00%	to	2.05%	1.05%	to	(0.01%)
2013	410	$3.35	to	$1.69	$902	—	1.00%	to	2.05%	33.47%	to	32.07%

(1)	The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on March 27, 2015.
(6)	New subaccount operations commenced on May 12, 2017.

42	RIVERSOURCE INNOVATIONS VARIABLE ANNUITY – 2017 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK:

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RiverSource Life Insurance Co. of New York as of December 31, 2017 and December 31, 2016, and the related statements of income, comprehensive income, shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2018

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Co. of New York

BALANCE SHEETS

(in thousands, except share amounts)

December 31,	2017	2016
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2017, $1,704,001; 2016, $1,723,511)	$1,807,243	$1,814,710
Commercial mortgage loans, at amortized cost (less allowance for loan losses: 2017 and 2016, $2,038)	149,365	131,733
Policy loans	48,656	47,423
Other investments	387	380
Total investments	2,005,651	1,994,246
Cash and cash equivalents	61,556	52,710
Reinsurance recoverables	145,410	140,513
Other receivables	8,391	11,848
Accrued investment income	16,682	18,003
Deferred acquisition costs	165,465	161,813
Other assets	128,352	153,261
Separate account assets	4,756,769	4,397,443
Total assets	$7,288,276	$6,929,837

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$1,932,768	$1,962,921
Other liabilities	157,688	152,578
Separate account liabilities	4,756,769	4,397,443
Total liabilities	6,847,225	6,512,942
Shareholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued and outstanding	2,000	2,000
Additional paid-in capital	106,926	106,926
Retained earnings	291,562	273,890
Accumulated other comprehensive income, net of tax	40,563	34,079
Total shareholder’s equity	441,051	416,895
Total liabilities and shareholder’s equity	$7,288,276	$6,929,837

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF INCOME

(in thousands)

Years ended December 31,	2017	2016	2015
Revenues
Premiums	$23,515	$21,911	$23,091
Net investment income	79,910	83,832	85,903
Policy and contract charges	114,699	117,085	110,716
Other revenues	23,733	23,081	23,475
Net realized investment gains (losses)	2,880	1,175	(482)
Total revenues	244,737	247,084	242,703

Benefits and expenses
Benefits, claims, losses and settlement expenses	56,168	91,572	74,107
Interest credited to fixed accounts	47,968	47,349	48,138
Amortization of deferred acquisition costs	13,693	15,710	15,096
Other insurance and operating expenses	40,274	38,069	41,535
Total benefits and expenses	158,103	192,700	178,876
Pretax income (loss)	86,634	54,384	63,827
Income tax provision (benefit)	18,962	10,412	14,264
Net income	$67,672	$43,972	$49,563

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$—	$(47)	$(776)
Portion of loss recognized in other comprehensive income (before taxes)	—	27	375
Net impairment losses recognized in net realized investment gains (losses)	$—	$(20)	$(401)

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

Years ended December 31,	2017	2016	2015

Net income	$67,672	$43,972	$49,563
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	6,484	5,202	(26,677)
Total comprehensive income	$74,156	$49,174	$22,886

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF SHAREHOLDER’S EQUITY

(in thousands)

	Common Stock	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2015	$2,000	$106,906	$255,355	$55,554	$419,815
Comprehensive income:
Net income	—	—	49,563	—	49,563
Other comprehensive income (loss), net of tax	—	—	—	(26,677)	(26,677)

Total comprehensive income					22,886
Tax adjustment on share-based incentive compensation plan	—	9	—	—	9
Cash dividends to RiverSource Life Insurance Company	—	—	(25,000)	—	(25,000)

Balances at December 31, 2015	2,000	106,915	279,918	28,877	417,710
Comprehensive income:
Net income	—	—	43,972	—	43,972
Other comprehensive income (loss), net of tax	—	—	—	5,202	5,202

Total comprehensive income					49,174
Tax adjustment on share-based incentive compensation plan	—	11	—	—	11
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)

Balances at December 31, 2016	2,000	106,926	273,890	34,079	416,895
Comprehensive income:
Net income	—	—	67,672	—	67,672
Other comprehensive income (loss), net of tax	—	—	—	6,484	6,484

Total comprehensive income					74,156
Cash dividends to RiverSource Life Insurance Company	—	—	(50,000)	—	(50,000)
Balances at December 31, 2017	$2,000	$106,926	$291,562	$40,563	$441,051

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

STATEMENTS OF CASH FLOWS

(in thousands)

Years ended December 31,	2017	2016	2015
Cash Flows from Operating Activities
Net income	$67,672	$43,972	$49,563
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	3,759	3,982	3,499
Deferred income tax (benefit) expense	6,137	(4,851)	(3,557)
Contractholder and policyholder charges, non-cash	(24,038)	(22,842)	(21,737)
(Gain) loss from equity method investments	(35)	(16)	9
Net realized investment (gains) losses	(2,880)	(1,195)	81
Other-than-temporary impairments recognized in net realized investment gains (losses)	—	20	401
Changes in operating assets and liabilities:
Deferred acquisition costs	(4,467)	(2,793)	(3,965)
Policyholder account balances, future policy benefits and claims, net	(25,033)	18,532	41,444
Derivatives, net of collateral	32,903	5,391	37,312
Reinsurance recoverables	(5,850)	(13,988)	(8,323)
Other receivables	3,455	(1,410)	(1,872)
Accrued investment income	1,321	684	461
Other, net	(2,720)	23,066	23,269
Net cash provided by (used in) operating activities	50,224	48,552	116,585

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	16,029	30,915	11,350
Maturities, sinking fund payments and calls	201,117	171,173	192,721
Purchases	(199,628)	(208,835)	(219,602)
Proceeds from maturities and repayments of commercial mortgage loans	12,454	21,962	17,439
Funding of commercial mortgage loans	(30,085)	(18,244)	(8,277)
Net proceeds from sales of other investments	37	—	7
Purchase of other investments	(10)	(5)	—
Purchase of land, buildings, equipment and software	—	—	(22)
Change in policy loans, net	(1,233)	(683)	(1,628)
Cash received for written options with deferred premiums	—	7,399	—
Net cash provided by (used in) investing activities	(1,319)	3,682	(8,012)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	147,035	140,526	147,391
Net transfers from (to) separate accounts	(13,075)	(2,542)	(22,966)
Surrenders and other benefits	(113,885)	(118,428)	(172,766)
Proceeds from line of credit with Ameriprise Financial, Inc.	1,300	1,000	6,300
Payments on line of credit with Ameriprise Financial, Inc.	(1,300)	(1,000)	(6,300)
Cash paid for purchased options with deferred premiums	(10,134)	(12,892)	(15,563)
Cash dividends to RiverSource Life Insurance Company	(50,000)	(50,000)	(25,000)
Net cash provided by (used in) financing activities	(40,059)	(43,336)	(88,904)
Net increase (decrease) in cash and cash equivalents	8,846	8,898	19,669
Cash and cash equivalents at beginning of period	52,710	43,812	24,143
Cash and cash equivalents at end of period	$61,556	$52,710	$43,812

Supplemental Disclosures:
Income taxes paid (received), net	$20,516	$(5,057)	$(2,011)
Interest paid on borrowings	—	—	1

See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York

NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the “Company”) is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company (“RiverSource Life”), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The Company issues insurance and annuity products to customers in the State of New York.

In 2017, the Company recorded the following out-of-period corrections:

•

a $0.8 million out-of-period correction related to a variable annuity model assumption that decreased amortization of deferred acquisition costs (“DAC”) by $0.7 million and decreased benefits, claims, losses and settlement expenses by $0.1 million.

•	a $0.9 million decrease to benefits, claims, losses and settlement expenses related to the reversal of loss recognition from the prior year.

•	a $1.0 million decrease to income tax provision for a reversal of a tax reserve.

In 2016, the Company recorded a $1.2 million increase to long term care (“LTC”) reserves for an out-of-period correction related to its claim utilization factor.

The impact of these out-of-period corrections was not material to current or prior period financial statements.

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by the New York State Department of Financial Services (“New York Department”) (the Company’s primary regulator) as described in Note 14.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”), and variable universal life (“VUL”) insurance which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

Nearly all of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to

RiverSource Life Insurance Co. of New York

recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income (“OCI”), net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in OCI.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in OCI. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in OCI includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in OCI excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Financing Receivables

Commercial Mortgage Loans

Commercial mortgage loans, net reflect the Company’s interest in commercial mortgage loans and are stated at amortized cost, net of allowances for loan losses. Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property is recorded as real estate owned in other investments.

RiverSource Life Insurance Co. of New York

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate; (ii) the fair value of collateral; or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

RiverSource Life Insurance Co. of New York

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

The equity component of IUL obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 12 for information regarding the Company’s fair value measurement of derivative instruments and Note 16 for the impact of derivatives on the Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions

RiverSource Life Insurance Co. of New York

can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains or losses impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees.

RiverSource Life Insurance Co. of New York

Liabilities for indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a guaranteed minimum income benefit (“GMIB”) guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

See Note 10 for information regarding variable annuity guarantees.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions and IUL fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 12 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s best estimate assumptions. Both include anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of

RiverSource Life Insurance Co. of New York

the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 9 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 18 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income. See Note 18 for further discussion on the enactment of the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”) and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments

In August 2016, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to classification of certain cash receipts and cash payments on the statement of cash flows. The update includes amendments to address diversity

RiverSource Life Insurance Co. of New York

in practice for the classification of eight specific cash flow activities. The specific amendments the Company is evaluating include the classification of debt prepayment and extinguishment costs, contingent consideration payments, proceeds from insurance settlements and corporate owned life insurance settlements, distributions from equity method investees and the application of the predominance principle to separately identifiable cash flows. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted and all amendments must be adopted during the same period. The Company early adopted the standard on January 1, 2017 on a retrospective basis. The adoption of the standard did not have a material impact on the Company’s operating, investing or financing cash flows.

Future Adoption of New Accounting Standards

Income Statement — Reporting Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in OCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the Tax Act. The update is optional and entities may elect not to reclassify the stranded tax effects. The update is effective for fiscal years beginning after December 15, 2018. Entities may elect to record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. Early adoption is permitted in any period. The Company is currently evaluating the impact of the update on its financial condition.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Receivables — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, premiums are generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. Early adoption is permitted. The update is not expected to have a material impact on the Company’s financial condition or results of operations.

Income Taxes — Intra-Entity Transfers of Assets Other Than Inventory

In October 2016, the FASB updated the accounting standards related to the recognition of income tax impacts on intra-entity transfers. The update requires entities to recognize the income tax consequences of intra-entity transfers, other than inventory, upon the transfer of the asset. The update requires the selling entity to recognize a current tax expense or benefit and the purchasing entity to recognize a deferred tax asset or liability when the transfer occurs. The standard is effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018. The adoption of the standard did not impact the financial condition and results of operations.

Financial Instruments — Measurement of Credit Losses

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded

RiverSource Life Insurance Co. of New York

on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. The update should be applied at the beginning of the earliest period presented using a modified retrospective approach. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of financial instruments. The standard is effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018 using a modified retrospective approach. The adoption of the standard did not impact the financial condition or results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. The standard is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted for interim and annual periods beginning after December 15, 2016. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company adopted the revenue recognition guidance on a retrospective basis on January 1, 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the update did not have an impact on these revenues. The Company’s implementation efforts included the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The adoption of the standard did not have a material impact on the Company’s financial condition and results of operations.

4.  VARIABLE INTEREST ENTITIES

The Company invests in structured investments which are considered variable interest entities for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial mortgage backed securities and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its carrying value. The carrying value is included in Available-for-Sale fixed maturities on the Balance Sheets. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 5 for additional information on these structured investments.

5.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2017
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,053,836	$77,636	$(1,970)	$1,129,502	$2
Residential mortgage backed securities	192,827	3,206	(1,422)	194,611	—
Commercial mortgage backed securities	281,713	2,975	(2,875)	281,813	—
State and municipal obligations	121,555	23,905	(131)	145,329	—
Asset backed securities	51,415	1,622	(90)	52,947	—
Foreign government bonds and obligations	2,405	387	(1)	2,791	—
U.S. government and agency obligations	250	—	—	250	—
Total	$1,704,001	$109,731	$(6,489)	$1,807,243	$2

RiverSource Life Insurance Co. of New York

	December 31, 2016
Description of Securities (in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$1,146,981	$75,231	$(4,034)	$1,218,178	$2
Residential mortgage backed securities	205,061	4,242	(2,444)	206,859	(412)
Commercial mortgage backed securities	194,690	3,306	(2,781)	195,215	—
State and municipal obligations	117,973	17,418	(244)	135,147	—
Asset backed securities	56,040	1,269	(1,089)	56,220	—
Foreign government bonds and obligations	2,515	333	(7)	2,841	—
U.S. government and agency obligations	251	—	(1)	250	—
Total	$1,723,511	$101,799	$(10,600)	$1,814,710	$(410)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2017 and 2016, investment securities with a fair value of $44.9 million and $55.3 million, respectively, were pledged to meet contractual obligations under derivative contracts, of which $22.2 million and $12.6 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2017 and 2016, fixed maturity securities comprised approximately 90% and 91%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2017 and 2016, approximately $106.1 million and $124.5 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

	December 31, 2017			December 31, 2016
Ratings (in thousands, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$480,751	$482,335	27%	$389,316	$391,870	22%
AA	92,839	114,135	6	84,512	101,135	5
A	296,099	331,093	18	339,541	370,482	20
BBB	765,947	809,787	45	824,391	864,549	48
Below investment grade	68,365	69,893	4	85,751	86,674	5
Total fixed maturities	$1,704,001	$1,807,243	100%	$1,723,511	$1,814,710	100%

As of December 31, 2017 and 2016, approximately 39% and 49%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2017
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	49	$125,339	$(580)	19	$33,891	$(1,390)	68	$159,230	$(1,970)
Residential mortgage backed securities	11	42,991	(297)	9	42,099	(1,125)	20	85,090	(1,422)
Commercial mortgage backed securities	28	71,576	(640)	24	61,937	(2,235)	52	133,513	(2,875)
State and municipal obligations	4	4,839	(11)	1	4,380	(120)	5	9,219	(131)
Asset backed securities	7	16,846	(48)	2	2,345	(42)	9	19,191	(90)
Foreign government bonds and obligations	—	—	—	1	110	(1)	1	110	(1)
U.S. government and agency obligations	—	—	—	1	250	—	1	250	—
Total	99	$261,591	$(1,576)	57	$145,012	$(4,913)	156	$406,603	$(6,489)

RiverSource Life Insurance Co. of New York

	December 31, 2016
(in thousands, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	66	$208,665	$(2,971)	18	$15,688	$(1,063)	84	$224,353	$(4,034)
Residential mortgage backed securities	12	82,683	(1,667)	15	15,623	(777)	27	98,306	(2,444)
Commercial mortgage backed securities	38	88,662	(2,446)	1	8,957	(335)	39	97,619	(2,781)
State and municipal obligations	5	8,941	(244)	—	—	—	5	8,941	(244)
Asset backed securities	10	22,685	(683)	5	9,861	(406)	15	32,546	(1,089)
Foreign government bonds and obligations	—	—	—	1	105	(7)	1	105	(7)
U.S. government and agency obligations	1	250	(1)	—	—	—	1	250	(1)
Total	132	$411,886	$(8,012)	40	$50,234	$(2,588)	172	$462,120	$(10,600)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to tighter credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in OCI:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Beginning balance	$721	$1,564	$1,452
Credit losses for which an other-than-temporary impairment was not previously recognized	—	—	112
Credit losses for which an other-than-temporary impairment was previously recognized	—	20	—
Reductions for securities sold during the period (realized)	(721)	(863)	—
Ending balance	$—	$721	$1,564

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Gross realized investment gains	$2,966	$2,624	$922
Gross realized investment losses	(86)	(1,429)	(1,003)
Other-than-temporary impairments	—	(20)	(401)
Total	$2,880	$1,175	$(482)

Other-than-temporary impairments for the years ended December 31, 2016 and 2015, primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities.

See Note 17 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2017 were as follows:

(in thousands)	Amortized Cost	Fair Value
Due within one year	$100,102	$100,817
Due after one year through five years	497,917	509,899
Due after five years through 10 years	331,744	343,777
Due after 10 years	248,283	323,379
	1,178,046	1,277,872
Residential mortgage backed securities	192,827	194,611
Commercial mortgage backed securities	281,713	281,813
Asset backed securities	51,415	52,947
Total	$1,704,001	$1,807,243

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

RiverSource Life Insurance Co. of New York

The following is a summary of net investment income:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Fixed maturities	$72,714	$76,949	$78,348
Commercial mortgage loans	6,387	6,452	7,383
Policy loans and other investments	2,705	2,388	2,187
	81,806	85,789	87,918
Less: investment expenses	1,896	1,957	2,015
Total	$79,910	$83,832	$85,903

6.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial mortgage loans and policy loans.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

The following table presents a rollforward of the allowance for loan losses for commercial mortgage loans for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in thousands)	2017	2016	2015
Beginning balance	$2,038	$2,038	$2,038
Charge-offs	—	—	—
Ending balance	$2,038	$2,038	$2,038

Collectively evaluated for impairment	$2,038	$2,038	$2,038

The recorded investment in financing receivables by impairment method for commercial mortgage loans was as follows:

	December 31,
(in thousands)	2017	2016
Individually evaluated for impairment	$883	$—
Collectively evaluated for impairment	150,520	133,771
Total	$151,403	$133,771

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were nil as of both December 31, 2017 and 2016. All loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were 1% and nil of total commercial mortgage loans as of December 31, 2017 and 2016, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

RiverSource Life Insurance Co. of New York

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
	(in thousands)
Pacific	$40,403	$32,051	27%	24%
South Atlantic	35,229	33,951	23	26
Middle Atlantic	17,929	18,898	12	14
Mountain	17,250	14,264	11	11
West North Central	16,204	13,964	11	10
East North Central	9,229	10,638	6	8
East South Central	7,704	8,169	5	6
West South Central	5,883	—	4	—
New England	1,572	1,836	1	1

	151,403	133,771	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$149,365	$131,733

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
	(in thousands)
Retail	$43,650	$37,820	29%	28%
Apartments	41,499	30,138	27	22
Industrial	32,519	28,971	22	22
Office	20,979	22,085	14	17
Mixed use	3,202	3,355	2	3
Other	9,554	11,402	6	8

	151,403	133,771	100%	100%

Less: allowance for loan losses	2,038	2,038

Total	$149,365	$131,733

7.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management updated market-related inputs and implemented model changes related to the Company’s living benefit valuation. In addition, management conducted its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2017 primarily reflected improved persistency and mortality on life insurance contracts and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation. The impact of unlocking to DAC for the year ended December 31, 2016 primarily reflected low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business in the prior year resulted in loss recognition due to low interest rates and higher morbidity. The impact of unlocking to DAC for the year ended December 31, 2015 primarily reflected the difference between the Company’s previously assumed interest rates versus the low interest rate environment partially offset by improved persistency.

The balances of and changes in DAC were as follows:

(in thousands)	2017	2016	2015
Balance at January 1	$161,813	$160,845	$151,008
Capitalization of acquisition costs	18,160	18,503 (1)	19,061
Amortization, excluding the impact of valuation assumptions review	(14,002)	(14,565)	(13,896)
Amortization, impact of valuation assumptions review	309	(1,145)	(1,200)
Impact of change in net unrealized securities (gains) losses	(815)	(1,825)	5,872
Balance at December 31	$165,465	$161,813	$160,845

(1)

Includes a $1.9 million benefit for the release of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Statements of Income.

RiverSource Life Insurance Co. of New York

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in thousands)	2017	2016	2015
Balance at January 1	$14,492	$15,973	$16,970
Capitalization of sales inducement costs	255	305	252
Amortization, excluding the impact of valuation assumptions review	(2,080)	(2,035)	(2,426)
Amortization, impact of valuation assumptions review	19	400	100
Impact of change in net unrealized securities (gains) losses	342	(151)	1,077
Balance at December 31	$13,028	$14,492	$15,973

8.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2002 and new individual UL and VUL insurance policies beginning in 2003. Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with an unaffiliated insurance company.

As of December 31, 2002, the Company discontinued underwriting LTC insurance. For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York (“Genworth”) and retains the remaining risk. This reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2010. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2017 and 2016, traditional life and UL insurance in force aggregated $11.5 billion and $11.4 billion, respectively, of which $8.0 billion and $7.9 billion, respectively, were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Direct premiums	$35,307	$33,414	$34,840
Reinsurance ceded	(11,792)	(11,503)	(11,749)
Net premiums	$23,515	$21,911	$23,091

Policy and contract charges are presented on the Statements of Income net of $6.6 million, $6.2 million and $5.7 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2017, 2016 and 2015, respectively.

Reinsurance recovered on all contracts was $12.4 million, $16.0 million and $13.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Reinsurance recoverables include approximately $108.0 million and $101.0 million related to LTC risk ceded to Genworth as of December 31, 2017 and 2016, respectively.

Policyholder account balances, future policy benefits and claims include $2.0 million and $2.3 million related to previously assumed reinsurance arrangements as of December 31, 2017 and 2016, respectively.

RiverSource Life Insurance Co. of New York

9.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in thousands)	2017		2016
Policyholder account balances
Fixed annuities(1)	$872,166		$895,591
Variable annuity fixed sub-accounts	263,980		263,205
VUL/UL insurance	190,594		190,579
IUL insurance	64,847		46,516
Other life insurance	34,384		36,695
Total policyholder account balances	1,425,971		1,432,586
Future policy benefits
Variable annuity GMWB	7,117		38,804
Variable annuity GMAB	(7,241	)(2)	(2,085	)(2)
Other annuity liabilities	4,766		4,283
Fixed annuity life contingent liabilities	89,886		90,274
Life and DI insurance	71,851		70,839
LTC insurance	286,622		281,879
VUL/UL and other life insurance additional liabilities	44,407		37,414
Total future policy benefits	497,408		521,408
Policy claims and other policyholders’ funds	9,389		8,927
Total policyholder account balances, future policy benefits and claims	$1,932,768		$1,962,921

(1)	Includes fixed deferred annuities and non-life contingent fixed payout annuities.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2017 and 2016 reported as a contra liability.

Fixed Annuities

Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% as of December 31, 2017, depending on year of issue, with an average rate of approximately 4.16%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB and GMDB provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GMDB and GMIB provisions. See Note 12 and Note 16 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 16 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

RiverSource Life Insurance Co. of New York

Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s best estimate assumptions as of the date of loss recognition. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% as of December 31, 2017. Anticipated interest rates for DI policies ranged from 3.75% to 7.5% as of December 31, 2017 and for LTC policies ranged from 5.4% to 5.7% as of December 31, 2017.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.25% for DI and LTC claims, respectively, as of December 31, 2017.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in thousands)	2017	2016
Variable annuity	$4,324,729	$4,004,582
VUL insurance	431,262	392,181
Other insurance	778	680
Total	$4,756,769	$4,397,443

10.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of

RiverSource Life Insurance Co. of New York

the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2017				December 31, 2016
Variable Annuity Guarantees by Benefit Type(1) (in thousands, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk		Weighted Average Attained Age
GMDB:
Return of premium	$3,340,210	$3,251,444	$367	66	$3,032,057	$2,943,872	$11,315		65
Five/six-year reset	492,753	334,042	947	66	497,807	341,223	1,670		65
One-year ratchet	525,859	512,295	409	69	503,005	489,470	9,061		67
Five-year ratchet	190,808	186,691	83	66	194,173	189,462	730		65
Total — GMDB	$4,549,630	$4,284,472	$1,806	66	$4,227,042	$3,964,027	$22,776		65
GMIB	$13,205	$12,210	$23	68	$13,063	$12,066	$216		66
GMWB:
GMWB	$157,478	$156,950	$5	71	$166,641	$166,088	$18		70
GMWB for life	2,507,268	2,495,903	93	67	2,214,734	2,206,696	324	(2)	66
Total — GMWB	$2,664,746	$2,652,853	$98	67	$2,381,375	$2,372,784	$342		66
GMAB	$258,510	$258,497	$11	59	$281,721	$280,350	$2,089		58

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2)	Amount revised to reflect updated contractholder mortality assumptions as of December 31, 2016.

The net amount at risk for GMDB and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2017		December 31, 2016
(in thousands, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$438	65	$427	64

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in thousands)	GMDB	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2015	$600	$381	$27,840	$(3,944)	$19,158
Incurred claims	199	2	18,067	3,707	6,592
Paid claims	(87)	—	—	—	(1,934)
Balance at December 31, 2015	712	383	45,907	(237)	23,816
Incurred claims	275	8	(7,103)	(1,848)	8,949
Paid claims	(316)	—	—	—	(2,896)
Balance at December 31, 2016	671	391	38,804	(2,085)	29,869
Incurred claims	123	88	(31,687)	(5,156)	5,282
Paid claims	(2)	(200)	—	—	(478)
Balance at December 31, 2017	$792	$279	$7,117	$(7,241)	$34,673

(1)	The incurred claims for GMWB and GMAB represent the change in the fair value of the liabilities (contra liabilities) less paid claims.

RiverSource Life Insurance Co. of New York

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in thousands)	2017	2016
Mutual funds:
Equity	$2,602,746	$2,302,284
Bond	1,390,842	1,368,768
Other	306,879	308,425
Total mutual funds	$4,300,467	$3,979,477

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2017, 2016 and 2015.

11.  LINE OF CREDIT

The Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of the Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollars. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of December 31, 2017 and 2016.

12.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Co. of New York

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2017
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,002,822	$126,680	$1,129,502
Residential mortgage backed securities	—	194,402	209	194,611
Commercial mortgage backed securities	—	281,813	—	281,813
State and municipal obligations	—	145,329	—	145,329
Asset backed securities	—	52,947	—	52,947
Foreign government bonds and obligations	—	2,791	—	2,791
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities: Fixed maturities	250	1,680,104	126,889	1,807,243
Cash equivalents	—	61,085	—	61,085
Other assets:
Interest rate derivative contracts	—	21,685	—	21,685
Equity derivative contracts	6,252	74,511	—	80,763
Foreign exchange derivative contracts	20	866	—	886
Total other assets	6,272	97,062	—	103,334
Separate account assets measured at net asset value (“NAV”)				4,756,769	(1)
Total assets at fair value	$6,522	$1,838,251	$126,889	$6,728,431

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$26,582	$26,582
GMWB and GMAB embedded derivatives	—	—	(12,085)	(12,085	)(2)
Total policyholder account balances, future policy benefits and claims	—	—	14,497	14,497	(3)
Other liabilities:
Interest rate derivative contracts	—	3,705	—	3,705
Equity derivative contracts	1,341	92,773	—	94,114
Foreign exchange derivative contracts	7	704	—	711
Total other liabilities	1,348	97,182	—	98,530
Total liabilities at fair value	$1,348	$97,182	$14,497	$113,027

RiverSource Life Insurance Co. of New York

	December 31, 2016
(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$1,074,160	$144,018	$1,218,178
Residential mortgage backed securities	—	206,511	348	206,859
Commercial mortgage backed securities	—	195,215	—	195,215
State and municipal obligations	—	135,147	—	135,147
Asset backed securities	—	56,220	—	56,220
Foreign government bonds and obligations	—	2,841	—	2,841
U.S. government and agency obligations	250	—	—	250
Total Available-for-Sale securities: Fixed maturities	250	1,670,094	144,366	1,814,710
Cash equivalents	—	52,593	—	52,593
Other assets:
Interest rate derivative contracts	—	68,146	—	68,146
Equity derivative contracts	705	50,878	—	51,583
Foreign exchange derivative contracts	5	3,032	—	3,037
Total other assets	710	122,056	—	122,766
Separate account assets measured at NAV				4,397,443	(1)
Total assets at fair value	$960	$1,844,743	$144,366	$6,387,512

Liabilities
Policyholder account balances, future policy benefits and claims:
IUL embedded derivatives	$—	$—	$18,998	$18,998
GMWB and GMAB embedded derivatives	—	—	25,889	25,889	(4)
Total policyholder account balances, future policy benefits and claims	—	—	44,887	44,887	(5)
Other liabilities:
Interest rate derivative contracts	—	34,050	—	34,050
Equity derivative contracts	58	67,106	—	67,164
Foreign exchange derivative contracts	114	407	—	521
Total other liabilities	172	101,563	—	101,735
Total liabilities at fair value	$172	$101,563	$44,887	$146,622

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $20.3 million of individual contracts in a liability position and $32.4 million of individual contracts in an asset position as of December 31, 2017.

(3)	The Company’s adjustment for nonperformance risk resulted in a $19.9 million cumulative decrease to the embedded derivatives as of December 31, 2017.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $42.9 million of individual contracts in a liability position and $17.0 million of individual contracts in an asset position as of December 31, 2016.

(5)	The Company’s adjustment for nonperformance risk resulted in a $25.0 million cumulative decrease to the embedded derivatives as of December 31, 2016.

RiverSource Life Insurance Co. of New York

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2017	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)		$(44,887)
Total gains (losses) included in:
Net income	(39)	(1)	—	(40	)(1)	(3,131	)(4)	55,963	(5)	52,832
Other comprehensive income (loss)	(610)	4	—	(606)		—		—		—
Purchases	11,014	—	3,151	14,165		—		—		—
Issues	—	—	—	—		(5,875)		(18,803)		(24,678)
Settlements	(27,703)	(142)	—	(27,845)		1,422		814		2,236
Transfers out of Level 3	—	—	(3,151)	(3,151)		—		—		—
Balance, December 31, 2017	$126,680	$209	$—	$126,889		$(26,582)		$12,085		$(14,497)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2017	$(17)	$(1)	$—	$(18	)(1)	$(3,131	)(4)	$55,439	(5)	$52,308

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives	Total
Balance, January 1, 2016	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)	$(54,630)
Total gains (losses) included in:
Net income	(13)	(2)	(1)	(16	)(2)	(681	)(4)	31,132 (5)	30,451
Other comprehensive income (loss)	424	9	90	523		—		—	—
Purchases	6,147	—	—	6,147		—		—	—
Issues	—	—	—	—		(5,299)		(17,276)	(22,575)
Settlements	(10,703)	(205)	—	(10,908)		1,269		598	1,867
Transfers out of Level 3	—	—	(6,115)	(6,115)		—		—	—
Balance, December 31, 2016	$144,018	$348	$—	$144,366		$(18,998)		$(25,889)	$(44,887)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2016	$(10)	$(2)	$—	$(12	)(3)	$(681	)(4)	$27,745 (5)	$27,064

	Available-for-Sale Securities: Fixed Maturities					Policyholder Account Balances, Future Policy Benefits and Claims
(in thousands)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2015	$150,969	$808	$3,391	$155,168		$(9,754)		$(19,338)		$(29,092)
Total gains (losses) included in:
Net income	(163)	(4)	2	(165	)(1)	(857	)(4)	(4,962	)(5)	(5,819)
Other comprehensive income (loss)	(1,813)	(14)	(206)	(2,033)		—		—		—
Purchases	16,500	—	3,800	20,300		—		—		—
Issues	—	—	—	—		(4,395)		(15,844)		(20,239)
Settlements	(17,330)	(244)	—	(17,574)		719		(199)		520
Transfers out of Level 3	—	—	(961)	(961)		—		—		—
Balance, December 31, 2015	$148,163	$546	$6,026	$154,735		$(14,287)		$(40,343)		$(54,630)
Changes in unrealized gains (losses) relating to assets and liabilities held at December 31, 2015	$(149)	$(4)	$2	$(151	)(1)	$(857	)(4)	$(5,450	)(5)	$(6,307)

(1)	Included in net investment income in the Statements of Income.
(2)	Represents a $12 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(3)	Represents an $8 million loss included in net investment income and a $4 million loss included in net realized gains (losses) in the Statements of Income.
(4)	Included in interest credited to fixed accounts in the Statements of Income.
(5)	Included in benefits, claims, losses and settlement expenses in the Statements of Income.

RiverSource Life Insurance Co. of New York

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(3.5) million, $4.5 million and $3.9 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2017, 2016 and 2015, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$126,593	Discounted cash flow	Yield/spread to U.S. Treasuries	0.7%	–	2.3%	1.1%
IUL embedded derivatives	$26,582	Discounted cash flow	Nonperformance risk(1)	71		bps
GMWB and GMAB embedded derivatives	$(12,085)	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	42.0%
			Surrender rate	0.1%	–	74.7%
			Market volatility(3)	3.7%	–	16.1%
			Nonperformance risk(1)	71		bps

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in thousands)
Corporate debt securities (private placements)	$143,863	Discounted cash flow	Yield/spread to U.S. Treasuries	0.9%	–	2.5%	1.3%
IUL embedded derivatives	$18,998	Discounted cash flow	Nonperformance risk(1)	82		bps
GMWB and GMAB embedded derivatives	$25,889	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.1%	–	66.4%
			Market volatility(3)	5.3%	–	21.2%
			Nonperformance risk(1)	82		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

RiverSource Life Insurance Co. of New York

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities primarily include U.S. Treasuries. Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds and non-agency residential mortgage backed securities. The fair value of corporate bonds and non-agency residential mortgage backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2017 and 2016. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its IUL products. The fair value of the IUL embedded derivatives includes significant observable interest rates,

RiverSource Life Insurance Co. of New York

volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2017 and 2016. See Note 15 and Note 16 for further information on the credit risk of derivative instruments and related collateral.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2017
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$149,365	$—	$—	$150,604	$150,604
Policy loans	48,656	—	—	46,976	46,976

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$875,278	$—	$—	$933,998	$933,998
Separate account liabilities measured at NAV	4,565				4,565	(1)

	December 31, 2016
	Carrying Value	Fair Value
(in thousands)		Level 1	Level 2	Level 3	Total
Financial Assets
Commercial mortgage loans, net	$131,733	$—	$—	$131,334	$131,334
Policy loans	47,423	—	—	46,925	46,925

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$898,815	$—	$—	$953,615	$953,615
Separate account liabilities measured at NAV	4,718				4,718	(1)

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

Commercial Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

RiverSource Life Insurance Co. of New York

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities in deferral status is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a margin for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets is used as a practical expedient for fair value and represents the exit price for the separate account liabilities. Separate account liabilities are excluded from classification in the fair value hierarchy.

13.  RELATED PARTY TRANSACTIONS

CMIA is the investment advisor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides distribution and certain administrative services on behalf of CMIA and is compensated for the services it provides. For the years ended December 31, 2017, 2016 and 2015, the Company earned $18.8 million, $18.2 million and $18.0 million, respectively, from CMIA for these services.

Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of the Company, is the principal underwriter and distributor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides certain administrative services to assist in the promotion, distribution and account servicing of shares of the portfolios of the Company’s variable products and is compensated for providing these services. For the years ended December 31, 2017, 2016 and 2015, the Company earned $9.8 million, $9.3 million and $9.4 million, respectively, from CMID for these services.

Columbia Management Investment Services Corp. (“CMIS”), an affiliate of the Company, is the transfer agent that processes transactions related to the Company’s variable products. The Company provides administrative services related to these transactions and is compensated for providing these services. For the years ended December 31, 2017, 2016 and 2015, the Company earned $2.5 million, $2.4 million and $2.4 million, respectively, from CMIS for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $27.3 million, $26.8 million and $27.8 million for the years ended December 31, 2017, 2016 and 2015, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2017, 2016 and 2015, the Company paid cash dividends of $50.0 million, $50.0 million and $25.0 million, respectively, to RiverSource Life. Advance notification was provided to the New York Department prior to all dividend payments. See Note 14 for additional information.

The taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. As of December 31, 2017 and 2016, the Company had an amount due to (from) Ameriprise Financial for federal income taxes of $(1.5) million and $4.4 million, respectively.

14.  STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes generally require insurance companies to provide notice to state regulators prior to payment of dividends and those dividends exceeding prescribed limitations are subject to potential disapproval. For the Company, dividends in a calendar year which exceed the greater of (i) 10% of statutory surplus as of the immediately preceding year-end, or (ii) statutory net gain from operations for the immediately preceding calendar year, not to exceed 30% of statutory surplus as of the

RiverSource Life Insurance Co. of New York

immediately preceding year-end would require pre-notification to the New York Department and are subject to potential disapproval. Statutory net gain from operations was $48.6 million, $64.2 million and $60.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Comparisons of net income and shareholder’s equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York (“SAP”) are as follows:

Net Income

	Years Ended December 31,
(in thousands)	2017	2016	2015

Net income, per accompanying GAAP financial statements	$67,672	$43,972	$49,563
Net income, SAP basis(1)	1,741	30,696	48,911
Difference	$65,931	$13,276	$652

(1)

Results may be significantly impacted by changes in reserves for variable annuity guaranteed benefits, however, these impacts may be substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder’s Equity

	December 31,
(in thousands)	2017	2016

Shareholder’s equity, per accompanying GAAP financial statements	$441,051	$416,895
Capital and surplus, SAP basis(2)	269,102	322,093
Difference	$171,949	$94,802

(2)	Includes unassigned surplus of $160.2 million and $213.2 million as of December 31, 2017 and 2016, respectively.

As of both December 31, 2017 and 2016, bonds carried at $250 thousand were on deposit with the State of New York as required by law.

15.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Balance Sheets. The Company’s derivative instruments are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2017
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$101,453	$—	$101,453	$(70,050)	$(27,900)	$—	$3,503
OTC cleared	1,765	—	1,765	(1,259)	—	—	506
Exchange-traded	116	—	116	(66)	—	—	50
Total derivatives	$103,334	$—	$103,334	$(71,375)	$(27,900)	$—	$4,059

	December 31, 2016
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Balance Sheets	Amounts of Assets Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$87,426	$—	$87,426	$(58,006)	$(16,271)	$(9,762)	$3,387
OTC cleared	35,195	—	35,195	(32,299)	(2,655)	—	241
Exchange-traded	145	—	145	(145)	—	—	—
Total derivatives	$122,766	$—	$122,766	$(90,450)	$(18,926)	$(9,762)	$3,628

(1)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

RiverSource Life Insurance Co. of New York

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2017
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$97,205	$—	$97,205	$(70,050)	$(1,043)	$(23,253)	$2,859
OTC cleared	1,259	—	1,259	(1,259)	—	—	—
Exchange-traded	66	—	66	(66)	—	—	—
Total derivatives	$98,530	$—	$98,530	$(71,375)	$(1,043)	$(23,253)	$2,859

	December 31, 2016
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Balance Sheets	Amounts of Liabilities Presented in the Balance Sheets	Gross Amounts Not Offset in the Balance Sheets			Net Amount
(in thousands)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$69,264	$—	$69,264	$(58,006)	$—	$(11,258)	$—
OTC cleared	32,299	—	32,299	(32,299)	—	—	—
Exchange-traded	172	—	172	(145)	—	—	27
Total derivatives	$101,735	$—	$101,735	$(90,450)	$—	$(11,258)	$27

(1)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Balance Sheets.

In the tables above, the amounts of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. See Note 16 for additional disclosures related to the Company’s derivative instruments.

16.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 15 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Co. of New York

The Company uses derivatives as economic hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2017			December 31, 2016
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in thousands)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$2,821,161	$21,685	$3,705	$2,788,776	$68,146	$34,050
Equity contracts	2,370,910	80,763	94,114	2,567,100	51,583	67,164
Foreign exchange contracts	78,629	886	711	99,344	3,037	521
Total non-designated hedges	5,270,700	103,334	98,530	5,455,220	122,766	101,735
Embedded derivatives
GMWB and GMAB(3)	N/A	—	(12,085)	N/A	—	25,889
IUL	N/A	—	26,582	N/A	—	18,998
Total embedded derivatives	N/A	—	14,497	N/A	—	44,887
Total derivatives	$5,270,700	$103,334	$113,027	$5,455,220	$122,766	$146,622

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Balance Sheets. The fair value of GMWB and GMAB and IUL embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2017 included $20.3 million of individual contracts in a liability position and $32.4 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2016 included $42.9 million of individual contracts in a liability position and $17.0 million of individual contracts in an asset position.

See Note 12 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2017 and 2016, investment securities with a fair value of nil and $9.8 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which nil and $0.6 million, respectively, may be sold, pledged or rehypothecated by the Company. As of December 31, 2017 and 2016, the Company had not sold, pledged, or rehypothecated any securities that were accepted as collateral. In addition, as of December 31, 2017 and 2016, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Balance Sheets.

Derivatives Not Designated as Hedges

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

(in thousands)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2017
Interest rate contracts	$—	$2,256
Equity contracts	2,754	(49,205)
Foreign exchange contracts	—	(3,256)
GMWB and GMAB embedded derivatives	—	37,974
IUL embedded derivatives	(1,709)	—
Total gain (loss)	1,045	(12,231)
Year Ended December 31, 2016
Interest rate contracts	—	3,659
Equity contracts	737	(52,593)
Foreign exchange contracts	—	1,121
GMWB and GMAB embedded derivatives	—	14,454
IUL embedded derivatives	588	—
Total gain (loss)	1,325	(33,359)
Year Ended December 31, 2015
Interest rate contracts	—	12,589
Equity contracts	(377)	(18,031)
Foreign exchange contracts	—	3,123
GMWB and GMAB embedded derivatives	—	(21,005)
IUL embedded derivatives	(138)	—
Total gain (loss)	$(515)	$(23,324)

RiverSource Life Insurance Co. of New York

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using futures, options, interest rate swaptions and interest rate swaps.

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the option contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2017:

(in thousands)	Premiums Payable	Premiums Receivable
2018	$8,897	$5,591
2019	17,661	—
2020	8,152	—
2021	16,891	—
2022	9,779	—
2023-2026	1,056	—
Total	$62,436	$5,591

Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to IUL products will positively or negatively impact earnings over the life of these products. The equity component of the IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of this product, the Company enters into index options and futures contracts.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 15 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of RiverSource Life’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2017 and 2016, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $26.9 million and $11.3 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2017 and 2016 was $24.3 million and $11.3 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2017 and 2016 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $2.6 million and nil, respectively.

17.  SHAREHOLDER’S EQUITY

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York

The following table presents the amounts related to each component of unrealized securities gains (losses) in OCI and AOCI:

(in thousands)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Balance of AOCI at January 1, 2015			$55,554
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	$(70,661)	$24,731	(45,930)
Reclassification of net securities (gains) losses included in net income(2)	482	(169)	313
Impact of other adjustments	29,137	(10,197)	18,940
Total other comprehensive income (loss)	(41,042)	14,365	(26,677)
Balance of AOCI at December 31, 2015			28,877 (3)
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	28,318	(9,913)	18,405
Reclassification of net securities (gains) losses included in net income(2)	(1,175)	411	(764)
Impact of other adjustments	(19,139)	6,700	(12,439)
Total other comprehensive income (loss)	8,004	(2,802)	5,202
Balance of AOCI at December 31, 2016			34,079 (3)
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	14,923	(4,333)	10,590
Reclassification of net securities (gains) losses included in net income(2)	(2,880)	1,008	(1,872)
Impact of other adjustments	(2,735)	501	(2,234)
Total other comprehensive income (loss)	$9,308	$(2,824)	6,484
Balance of AOCI at December 31, 2017			$40,563 (3)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)

Includes $1 thousand, $(238) thousand and $(293) thousand, respectively, of noncredit related impairments on securities and net unrealized securities gains (losses) on previously impaired securities as of December 31, 2017, 2016 and 2015, respectively.

18.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in thousands)	2017	2016	2015
Current income tax
Federal	$12,562	$15,083	$17,686
State	263	180	135
Total current income tax	12,825	15,263	17,821
Deferred federal income tax	6,137	(4,851)	(3,557)
Total income tax provision	$18,962	$10,412	$14,264

On December 22, 2017, the Tax Act was signed into law. The provision for income taxes for the year ended December 31, 2017 includes a benefit of $2.3 million due to the enactment of the Tax Act. The $2.3 million benefit includes a $2.2 million benefit for the remeasurement of deferred tax assets and liabilities to the Tax Act’s statutory rate of 21% and a $129 thousand benefit for the remeasurement of tax contingencies, specifically state tax contingencies and interest accrued for tax contingencies.

The Company considers the expenses related to the remeasurement of deferred tax assets and liabilities to be provisional amounts based on reasonable estimates as discussed below.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% were as follows:

	Years Ended December 31,
	2017	2016	2015
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Dividend received deduction	(8.6)	(14.4)	(11.6)
Impact of Tax Act	(2.7)	—	—
Foreign Tax	(1.8)	(3.0)	—
Other	—	1.4	(1.1)
Income tax provision	21.9%	19.0%	22.3%

RiverSource Life Insurance Co. of New York

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividend received deduction. The increase in the effective tax rate for the year ended December 31, 2017 compared to 2016 was primarily due to a lower dividend received deduction partially offset by a $2.3 million benefit in 2017 due to provisions of the Tax Act, including remeasurement of net deferred tax liabilities and remeasurement of tax contingencies. The decrease in the effective tax rate for the year ended December 31, 2016 compared to 2015 was primarily due to lower pretax income in relation to preferred items including the dividend received deduction.

As of December 31, 2017, the Company had not fully completed its accounting for the tax effects of the enactment of the Tax Act; however, the Company is able to provide reasonable estimates of the Tax Act’s impact. The Company’s provision for income taxes for the year ended December 31, 2017 is based in part on a reasonable estimate of the remeasurement of deferred tax assets and liabilities under the Tax Act. The Company recognized a provisional tax amount of $2.3 million, which is included as a component of provision for income taxes from continuing operations. The Company considers the accounting for the Tax Act’s benefit related to the remeasurement of tax contingencies to be final and complete. The Company recorded a provisional tax amount of $2.2 million to remeasure certain deferred tax assets and liabilities as a result of the enactment of the Tax Act. The Company is still analyzing certain aspects of the Tax Act and is refining the estimate of the expected reversal of its deferred tax balances. This can potentially affect the measurement of these balances or give rise to new deferred tax amounts. In addition, further guidance from federal and state taxing authorities may change the provisional tax liability or the accounting treatment of the provisional tax liability.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at 21% as of December 31, 2017 and 35% as of December 31, 2016. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Balance Sheets, were as follows:

	December 31,
(in thousands)	2017	2016
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$29,480	$61,291
Investment related	8,727	10,666
Deferred compensation	652	—
Other	120	50
Gross deferred income tax assets	38,979	72,007
Deferred income tax liabilities
Deferred acquisition costs	26,734	42,935
Net unrealized gains on Available-for Sale securities	12,965	18,350
DSIC	2,888	5,446
Other	186	108
Gross deferred income tax liabilities	42,773	66,839
Net deferred income tax assets (liabilities)	$(3,794)	$5,168

Based on analysis of the Company’s tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2017 and 2016.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in thousands)	2017	2016	2015
Balance at January 1	$3,048	$4,325	$7,249
Additions based on tax positions related to the current year	186	197	410
Additions for tax positions of prior years	5	1,973	2,026
Reductions for tax positions of prior years	(2,735)	(3,447)	(5,360)
Balance at December 31	$504	$3,048	$4,325

If recognized, approximately $166 thousand, $116 thousand and $117 thousand, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2017, 2016 and 2015, respectively, would affect the effective tax rate.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $300 thousand to $400 thousand in the next 12 months due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net decrease of $417 thousand and $2.2 million and a net increase of $216 thousand in interest and

RiverSource Life Insurance Co. of New York

penalties for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the Company had a payable of $14 thousand and $431 thousand, respectively, related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In 2017, Ameriprise Financial received final cash settlements for resolution of the 2006 and 2011 audits. The IRS has completed its examination of the 2008 through 2010 tax returns, and these years are effectively settled; however, the statutes of limitation, remain open for certain carryover adjustments. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2012 through 2015. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2011 through 2015.

19.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

As of December 31, 2017 and 2016, the Company’s funding commitments for commercial mortgage loan commitments was $2.8 million and $6.1 million, respectively.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2017, these guarantees range from 1% to 5%.

Contingencies

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in the State of New York. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset associated with Executive Life Insurance Company of New York. As of both December 31, 2017 and 2016, the estimated liability was $1.1 million and the related premium tax asset was $893 thousand. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

RiverSource Life Insurance Co. of New York

20 Madison Avenue Extension

Albany, NY 12203

1-800-541-2251

RiverSource Distributors, Inc. (Distributor), Member FINRA.

Issued by RiverSource Life Insurance Co. of New York, Albany, New York.

© 2008-2018 RiverSource Life Insurance Company. All rights reserved.

45282 CD (4/18)